Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Third Quarter 2012

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K, the Current Report on Form 8-K filed on May 2, 2012 (retrospective adoption of deferred acquisition costs “DAC”) and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP Measures” and are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Third Quarter 2012

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Revenues
Property-liability insurance premiums	$6,697	$6,666	$6,630	$6,605	$6,432	$6,457	$6,448	$19,993	$19,337
Life and annuity premiums and contract charges	563	559	553	570	552	547	569	1,675	1,668
Net investment income	940	1,026	1,011	975	994	1,020	982	2,977	2,996
Realized capital gains and losses:
Total other-than-temporary impairment losses	(39)	(69)	(87)	(128)	(197)	(82)	(156)	(195)	(435)
Portion of loss recognized in other comprehensive income	(7)	19	4	4	(6)	(4)	(27)	16	(37)
Net other-than-temporary impairment losses recognized in earnings	(46)	(50)	(83)	(124)	(203)	(86)	(183)	(179)	(472)
Sales and other realized capital gains and losses	(26)	77	251	210	467	143	279	302	889
Total realized capital gains and losses	(72)	27	168	86	264	57	96	123	417
Total revenues	8,128	8,278	8,362	8,236	8,242	8,081	8,095	24,768	24,418

Costs and expenses
Property-liability insurance claims and claims expense	4,293	4,810	4,339	4,198	5,132	6,355	4,476	13,442	15,963
Life and annuity contract benefits	453	462	439	430	455	422	454	1,354	1,331
Interest credited to contractholder funds	215	366	378	405	405	417	418	959	1,240
Amortization of deferred policy acquisition costs	1,016	942	979	981	1,046	960	984	2,937	2,990
Operating costs and expenses	1,010	996	1,017	1,083	888	868	900	3,023	2,656
Restructuring and related charges	9	10	6	16	8	11	9	25	28
Interest expense	93	93	95	92	92	91	92	281	275
Total costs and expenses	7,089	7,679	7,253	7,205	8,026	9,124	7,333	22,021	24,483

Gain (loss) on disposition of operations	9	3	3	3	3	7	(20)	15	(10)

Income (loss) from operations before income tax expense (benefit)	1,048	602	1,112	1,034	219	(1,036)	742	2,762	(75)

Income tax expense (benefit)	325	179	346	322	44	(412)	218	850	(150)

Net income (loss)	$723	$423	$766	$712	$175	$(624)	$524	$1,912	$75

Earnings per share: (1)

Net income (loss) per share - Basic	$1.49	$0.86	$1.54	$1.41	$0.34	$(1.19)	$0.99	$3.89	$0.14
Weighted average shares - Basic	485.9	490.6	498.7	504.5	512.0	523.1	531.0	491.5	520.4

Net income (loss) per share - Diluted (2)	$1.48	$0.86	$1.53	$1.40	$0.34	$(1.19)	$0.98	$3.86	$0.14
Weighted average shares - Diluted (2)	489.9	493.8	501.5	506.8	514.2	523.1	533.6	494.7	522.9

Cash dividends declared per share	$0.22	$0.22	$0.22	$0.21	$0.21	$0.21	$0.21	$0.66	$0.63

(1)        In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)        As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Contribution to income

Operating income (loss) before the impact of restructuring and related charges	$723	$438	$714	$746	$85	$(640)	$500	$1,875	$(55)
Restructuring and related charges, after-tax	(6)	(6)	(4)	(11)	(5)	(7)	(6)	(16)	(18)

Operating income (loss) *	717	432	710	735	80	(647)	494	1,859	(73)

Realized capital gains and losses, after-tax	(47)	17	110	55	170	36	63	80	269
Valuation changes on embedded derivatives that are not hedged, after-tax	97	(3)	(6)	(13)	(4)	(3)	8	88	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(28)	-	(10)	(16)	(65)	(5)	(22)	(38)	(92)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	4	-	-	-	-	-	3	4	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(8)	(9)	(9)	(8)	(8)	(10)	(9)	(26)	(27)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(18)	(16)	(31)	(42)	-	-	-	(65)	-
Gain (loss) on disposition of operations, after-tax	6	2	2	1	2	5	(13)	10	(6)

Net income (loss)	$723	$423	$766	$712	$175	$(624)	$524	$1,912	$75

Income per share - Diluted (1) (2)
Operating income (loss) before the impact of restructuring and related charges	$1.48	$0.89	$1.42	$1.47	$0.17	$(1.22)	$0.94	$3.79	$(0.10)
Restructuring and related charges, after-tax	(0.02)	(0.02)	-	(0.02)	(0.01)	(0.02)	(0.01)	(0.03)	(0.04)

Operating income (loss)	1.46	0.87	1.42	1.45	0.16	(1.24)	0.93	3.76	(0.14)

Realized capital gains and losses, after-tax	(0.09)	0.04	0.22	0.11	0.33	0.07	0.12	0.16	0.52
Valuation changes on embedded derivatives that are not hedged, after-tax	0.20	(0.01)	(0.01)	(0.03)	(0.01)	(0.01)	0.02	0.18	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.06)	-	(0.02)	(0.03)	(0.13)	(0.01)	(0.04)	(0.08)	(0.18)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	0.01	-	-	-	-	-	-	0.01	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	(0.02)	(0.02)	(0.02)	(0.01)	(0.02)	(0.02)	(0.06)	(0.05)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.04)	(0.03)	(0.06)	(0.08)	-	-	-	(0.13)	-
Gain (loss) on disposition of operations, after-tax	0.01	0.01	-	-	-	0.02	(0.03)	0.02	(0.01)

Net income (loss)	$1.48	$0.86	$1.53	$1.40	$0.34	$(1.19)	$0.98	$3.86	$0.14

Weighted average shares - Diluted	489.9	493.8	501.5	506.8	514.2	523.1	533.6	494.7	522.9

(1)                  In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)                  As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Property-Liability
Property-liability insurance premiums	$6,697	$6,666	$6,630	$6,605	$6,432	$6,457	$6,448	$19,993	$19,337
Net investment income	299	352	313	309	298	310	284	964	892
Realized capital gains and losses	(16)	19	189	12	24	(8)	57	192	73

Total Property-Liability revenues	6,980	7,037	7,132	6,926	6,754	6,759	6,789	21,149	20,302

Allstate Financial
Life and annuity premiums and contract charges	563	559	553	570	552	547	569	1,675	1,668
Net investment income	632	663	687	656	682	694	684	1,982	2,060
Realized capital gains and losses	(56)	8	(21)	68	219	62	39	(69)	320

Total Allstate Financial revenues	1,139	1,230	1,219	1,294	1,453	1,303	1,292	3,588	4,048

Corporate and Other
Service fees (1)	1	1	1	2	1	2	2	3	5
Net investment income	9	11	11	10	14	16	14	31	44
Realized capital gains and losses	-	-	-	6	21	3	-	-	24

Total Corporate and Other revenues before reclassification of services fees	10	12	12	18	36	21	16	34	73

Reclassification of service fees (1)	(1)	(1)	(1)	(2)	(1)	(2)	(2)	(3)	(5)

Total Corporate and Other revenues	9	11	11	16	35	19	14	31	68

Consolidated revenues	$8,128	$8,278	$8,362	$8,236	$8,242	$8,081	$8,095	$24,768	$24,418

(1)       For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2012	2012	2012	2011	2011		2012	2012	2012	2011	2011

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$20,197	$20,395	$20,283	$20,375	$20,395
(amortized cost $72,432, $73,925,						Reserve for life-contingent contract benefits	14,900	14,640	14,296	14,406	14,270
$74,060, $73,379 and $73,935)	$77,729	$77,926	$77,223	$76,113	$76,394	Contractholder funds	40,110	40,832	41,603	42,332	43,776
Equity securities, at fair value						Unearned premiums	10,494	10,085	9,888	10,057	10,002
(cost $3,429, $3,430, $3,430,						Claim payments outstanding	763	813	750	827	960
$4,203 and $4,252)	3,876	3,681	3,847	4,363	4,157	Deferred income taxes	689	53	-	-	-
Mortgage loans	6,904	6,928	7,167	7,139	6,956	Other liabilities and accrued expenses	6,121	6,394	6,490	5,978	6,741
Limited partnership interests	4,974	4,694	4,637	4,697	4,407	Long-term debt	6,057	6,058	6,058	5,908	5,907
Short-term, at fair value						Separate Accounts	6,820	6,790	7,355	6,984	6,791
(amortized cost $2,825, $1,867,						Total liabilities	106,151	106,060	106,723	106,867	108,842
$1,886, $1,291 and $3,517)	2,825	1,867	1,886	1,291	3,517	Equity
Other	2,208	2,224	2,249	2,015	2,094
Total investments	98,516	97,320	97,009	95,618	97,525	Common stock, 483 million, 486 million, 493 million, 501 million and 505 million shares
						outstanding	9	9	9	9	9
						Additional capital paid-in	3,154	3,154	3,151	3,189	3,177
						Retained income	33,496	32,880	32,565	31,909	31,303
						Deferred ESOP expense	(41)	(41)	(41)	(43)	(43)
						Treasury stock, at cost (417 million, 414 million, 407 million, 399 million and 395 million shares)	(17,368)	(17,272)	(17,034)	(16,795)	(16,693)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital losses on fixed income securities with other-than-temporary impairments	(42)	(105)	(100)	(174)	(155)
						Other unrealized net capital gains and losses	3,765	2,859	2,412	2,041	1,683
Cash	642	571	577	776	1,026	Unrealized adjustment to DAC, DSI and
Premium installment receivables, net	5,108	4,929	4,908	4,920	4,988	insurance reserves	(843)	(684)	(438)	(467)	(463)
Deferred policy acquisition costs	3,578	3,644	3,716	3,871	3,889	Total unrealized net capital gains and losses	2,880	2,070	1,874	1,400	1,065
Reinsurance recoverables, net (1)	7,278	7,120	7,118	7,251	6,720
Accrued investment income	835	846	846	826	854	Unrealized foreign currency translation
Deferred income taxes	-	-	201	722	991	adjustments	70	58	65	56	49
Property and equipment, net	928	909	912	914	908	Unrecognized pension and other
Goodwill	1,242	1,242	1,242	1,242	874	postretirement benefit cost	(1,363)	(1,383)	(1,407)	(1,427)	(1,135)
Other assets	2,041	2,164	2,049	2,069	2,037	Total accumulated other comprehensive
Separate Accounts	6,820	6,790	7,355	6,984	6,791	income (loss)	1,587	745	532	29	(21)
						Total shareholders’ equity	20,837	19,475	19,182	18,298	17,732
						Noncontrolling interest	-	-	28	28	29
						Total equity	20,837	19,475	19,210	18,326	17,761
Total assets	$126,988	$125,535	$125,933	$125,193	$126,603	Total liabilities and equity	$126,988	$125,535	$125,933	$125,193	$126,603

(1)                              Reinsurance recoverables of unpaid losses related to Property-Liability were $2,651 million, $2,544 million, $2,571 million, $2,588 million and $2,271 million as of September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2011	2011	2011	2011
Book value per share

Numerator:

Shareholders’ equity	$20,837	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898

Denominator:

Shares outstanding and dilutive potential shares outstanding	488.7	490.2	497.3	505.8	509.0	522.0	529.0

Book value per share	$42.64	$39.73	$38.57	$36.18	$34.84	$35.21	$35.72

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$20,837	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898

Unrealized net capital gains and losses on fixed income securities	2,602	1,919	1,620	1,311	1,136	1,091	671

Adjusted shareholders’ equity	$18,235	$17,556	$17,562	$16,987	$16,596	$17,291	$18,227

Denominator:

Shares outstanding and dilutive potential shares outstanding	488.7	490.2	497.3	505.8	509.0	522.0	529.0

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$37.31	$35.81	$35.31	$33.58	$32.61	$33.12	$34.46

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2011	2011	2011	2011
Return on Shareholders’ Equity

Numerator:

Net income (1)	$2,624	$2,076	$1,029	$787	$368	$554	$1,315

Denominator:

Beginning shareholders’ equity	$17,732	$18,382	$18,898	$18,617	$18,887	$17,619	$17,104
Ending shareholders’ equity	20,837	19,475	19,182	18,298	17,732	18,382	18,898

Average shareholders’ equity (2)	$19,285	$18,929	$19,040	$18,458	$18,310	$18,001	$18,001

Return on shareholders’ equity	13.6%	11.0%	5.4%	4.3%	2.0%	3.1%	7.3%

Operating Income Return on Shareholders’ Equity *

Numerator:
Operating income (1)	$2,594	$1,957	$878	$662	$189	$555	$1,632

Denominator:

Beginning shareholders’ equity	$17,732	$18,382	$18,898	$18,617	$18,887	$17,619	$17,104
Unrealized net capital gains and losses	1,065	1,475	1,072	948	1,313	312	(145)
Adjusted beginning shareholders’ equity	16,667	16,907	17,826	17,669	17,574	17,307	17,249

Ending shareholders’ equity	20,837	19,475	19,182	18,298	17,732	18,382	18,898
Unrealized net capital gains and losses	2,880	2,070	1,874	1,400	1,065	1,475	1,072
Adjusted ending shareholders’ equity	17,957	17,405	17,308	16,898	16,667	16,907	17,826

Average adjusted shareholders’ equity (2)	$17,312	$17,156	$17,567	$17,284	$17,121	$17,107	$17,538

Operating income return on shareholders’ equity	15.0%	11.4%	5.0%	3.8%	1.1%	3.2%	9.3%

(1)                 Net income and operating income reflect a trailing twelve-month period.

(2)                 Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2011	2011	2011	2011

Debt

Long-term debt	$6,057	$6,058	$6,058	$5,908	$5,907	$5,907	$5,908

Capital resources

Debt	$6,057	$6,058	$6,058	$5,908	$5,907	$5,907	$5,908

Shareholders’ equity
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,154	3,154	3,151	3,189	3,177	3,165	3,156
Retained income	33,496	32,880	32,565	31,909	31,303	31,237	31,971
Deferred ESOP expense	(41)	(41)	(41)	(43)	(43)	(43)	(42)
Treasury stock	(17,368)	(17,272)	(17,034)	(16,795)	(16,693)	(16,387)	(16,173)
Unrealized net capital gains and losses	2,880	2,070	1,874	1,400	1,065	1,475	1,072
Unrealized foreign currency translation adjustments	70	58	65	56	49	82	78
Unrecognized pension and other postretirement benefit cost	(1,363)	(1,383)	(1,407)	(1,427)	(1,135)	(1,156)	(1,173)
Total shareholders’ equity	20,837	19,475	19,182	18,298	17,732	18,382	18,898

Total capital resources	$26,894	$25,533	$25,240	$24,206	$23,639	$24,289	$24,806

Ratio of debt to shareholders’ equity	29.1%	31.1%	31.6%	32.3%	33.3%	32.1%	31.3%

Ratio of debt to capital resources	22.5%	23.7%	24.0%	24.4%	25.0%	24.3%	23.8%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$723	$423	$766	$712	$175	$(624)	$524	$1,912	$75
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	92	105	96	103	60	58	31	293	149
Realized capital gains and losses	72	(27)	(168)	(86)	(264)	(57)	(96)	(123)	(417)
(Gain) loss on disposition of operations	(9)	(3)	(3)	(3)	(3)	(7)	20	(15)	10
Interest credited to contractholder funds	215	366	378	405	405	417	418	959	1,240
Changes in:
Policy benefits and other insurance reserves	(392)	(31)	(346)	(623)	(119)	723	(58)	(769)	546
Unearned premiums	394	207	(180)	(183)	307	161	(248)	421	220
Deferred policy acquisition costs	7	(46)	52	48	69	(7)	67	13	129
Premium installment receivables, net	(169)	(28)	19	191	(136)	(25)	3	(178)	(158)
Reinsurance recoverables, net	(166)	(30)	57	(441)	(235)	77	(117)	(139)	(275)
Income taxes	328	8	333	316	43	(429)	203	669	(183)
Other operating assets and liabilities	(251)	23	(197)	(181)	109	247	(21)	(425)	335
Net cash provided by operating activities	844	967	807	258	411	534	726	2,618	1,671

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	4,034	4,229	5,689	5,520	9,776	5,777	8,363	13,952	23,916
Equity securities	70	216	1,059	896	262	212	642	1,345	1,116
Limited partnership interests	271	393	403	238	427	222	113	1,067	762
Mortgage loans	-	5	6	23	9	39	26	11	74
Other investments	16	52	36	15	40	46	63	104	149
Investment collections
Fixed income securities	1,751	1,175	966	1,087	1,479	1,184	1,201	3,892	3,864
Mortgage loans	224	288	170	143	183	220	88	682	491
Other investments	31	16	23	18	13	15	77	70	105
Investment purchases
Fixed income securities	(4,464)	(5,337)	(7,008)	(5,996)	(7,966)	(3,727)	(10,207)	(16,809)	(21,900)
Equity securities	(95)	(162)	(128)	(758)	(285)	(637)	(144)	(385)	(1,066)
Limited partnership interests	(568)	(346)	(318)	(537)	(394)	(431)	(334)	(1,232)	(1,159)
Mortgage loans	(205)	(51)	(216)	(345)	(360)	(510)	(26)	(472)	(896)
Other investments	(32)	(80)	(163)	(5)	(53)	(88)	(58)	(275)	(199)
Change in short-term investments, net	(892)	(13)	(379)	2,118	(1,102)	(483)	1,649	(1,284)	64
Change in other investments, net	51	(48)	(9)	(58)	(187)	(51)	(119)	(6)	(357)
Purchases of property and equipment, net	(60)	(65)	(51)	(86)	(54)	(58)	(48)	(176)	(160)
Disposition (acquisition) of operations, net of cash acquired	13	1	(1)	(917)	2	-	(1)	13	1
Net cash provided by investing activities	145	273	79	1,356	1,790	1,730	1,285	497	4,805

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	-	-	493	7	-	-	-	493	-
Repayment of long-term debt	-	(1)	(350)	(6)	-	(1)	-	(351)	(1)
Contractholder fund deposits	566	520	485	570	486	524	596	1,571	1,606
Contractholder fund withdrawals	(1,273)	(1,366)	(1,299)	(2,241)	(1,931)	(2,386)	(2,122)	(3,938)	(6,439)
Dividends paid	(107)	(109)	(106)	(108)	(109)	(111)	(107)	(322)	(327)
Treasury stock purchases	(146)	(274)	(309)	(95)	(314)	(239)	(305)	(729)	(858)
Shares reissued under equity incentive plans, net	34	11	15	1	1	8	9	60	18
Excess tax benefits on share-based payment arrangements	3	5	(1)	(1)	(1)	-	(3)	7	(4)
Other	5	(32)	(13)	9	-	(7)	-	(40)	(7)
Net cash used in financing activities	(918)	(1,246)	(1,085)	(1,864)	(1,868)	(2,212)	(1,932)	(3,249)	(6,012)

NET INCREASE (DECREASE) IN CASH	71	(6)	(199)	(250)	333	52	79	(134)	464
CASH AT BEGINNING OF PERIOD	571	577	776	1,026	693	641	562	776	562
CASH AT END OF PERIOD	$642	$571	$577	$776	$1,026	$693	$641	$642	$1,026

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs
	For the three months ended September 30, 2012

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance
	June 30, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	Sept. 30, 2012

Property-Liability	$1,348	$922	$(870)	$-	$-	$-	$1,400

Allstate Financial:
Traditional life and accident and health	640	36	(22)	-	-	-	654
Interest-sensitive life	1,598	45	(52)	(8)	(30)	(49)	1,504
Fixed annuity	58	8	(3)	(27)	(4)	(12)	20
Sub-total	2,296	89	(77)	(35)	(34)	(61)	2,178

Consolidated	$3,644	$1,011	$(947)	$(35)	$(34)	$(61)	$3,578

	Change in Deferred Policy Acquisition Costs
	For the three months ended September 30, 2011

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance
	June 30, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	Sept. 30, 2011

Property-Liability	$1,313	$895	$(866)	$-	$-	$-	$1,342

Allstate Financial:
Traditional life and accident and health	590	30	(18)	-	-	-	602
Interest-sensitive life	1,825	42	(50)	(5)	-	(110)	1,702
Fixed annuity	272	6	(15)	(92)	-	72	243
Sub-total	2,687	78	(83)	(97)	-	(38)	2,547

Consolidated	$4,000	$973	$(949)	$(97)	$-	$(38)	$3,889

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the nine months ended September 30, 2012							Acquisition Costs as of September 30, 2012

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		Impact of	impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	Sept. 30, 2012	and losses	and losses	and losses

Property-Liability	$1,348	$2,665	$(2,613)	$-	$-	$-	$1,400	$1,400	$-	$1,400

Allstate Financial:
Traditional life and accident and health	616	110	(72)	-	-	-	654	654	-	654
Interest-sensitive life	1,698	133	(145)	(12)	(30)	(140)	1,504	1,862	(358)	1,504
Fixed annuity	209	18	(22)	(39)	(4)	(142)	20	55	(35)	20
Sub-total	2,523	261	(239)	(51)	(34)	(282)	2,178	2,571	(393)	2,178

Consolidated	$3,871	$2,926	$(2,852)	$(51)	$(34)	$(282)	$3,578	$3,971	$(393)	$3,578

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the nine months ended September 30, 2011							Acquisition Costs as of September 30, 2011

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		Impact of	impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2010	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	Sept. 30, 2011	and losses	and losses	and losses

Property-Liability	$1,321	$2,618	$(2,597)	$-	$-	$-	$1,342	$1,342	$-	$1,342

Allstate Financial:
Traditional life and accident and health	573	94	(65)	-	-	-	602	602	-	602
Interest-sensitive life	1,917	129	(145)	(15)	(12)	(172)	1,702	1,915	(213)	1,702
Fixed annuity	369	18	(43)	(118)	5	12	243	127	116	243
Sub-total	2,859	241	(253)	(133)	(7)	(160)	2,547	2,644	(97)	2,547

Consolidated	$4,180	$2,859	$(2,850)	$(133)	$(7)	$(160)	$3,889	$3,986	$(97)	$3,889

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Premiums written	$7,063	$6,864	$6,463	$6,426	$6,728	$6,611	$6,215	$20,390	$19,554
Decrease (increase) in unearned premiums	(411)	(198)	167	174	(276)	(165)	234	(442)	(207)
Other	45	-	-	5	(20)	11	(1)	45	(10)

Premiums earned	6,697	6,666	6,630	6,605	6,432	6,457	6,448	19,993	19,337
Claims and claims expense	(4,293)	(4,810)	(4,339)	(4,198)	(5,132)	(6,355)	(4,476)	(13,442)	(15,963)
Amortization of deferred policy acquisition costs	(870)	(865)	(878)	(880)	(866)	(867)	(864)	(2,613)	(2,597)
Operating costs and expenses	(866)	(847)	(884)	(913)	(735)	(726)	(769)	(2,597)	(2,230)
Restructuring and related charges	(9)	(10)	(6)	(13)	(8)	(11)	(11)	(25)	(30)
Underwriting income (loss) *	659	134	523	601	(309)	(1,502)	328	1,316	(1,483)

Net investment income	299	352	313	309	298	310	284	964	892
Periodic settlements and accruals on non-hedge derivative instruments	(1)	(2)	(1)	(3)	(5)	(3)	(4)	(4)	(12)
Business combination expenses and the amortization of purchased intangible assets	26	26	47	49	-	-	-	99	-
Income tax (expense) benefit on operations	(316)	(153)	(281)	(302)	38	463	(181)	(750)	320

Operating income (loss)	667	357	601	654	22	(732)	427	1,625	(283)

Realized capital gains and losses, after-tax	(11)	12	124	7	15	(6)	38	125	47
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	1	1	2	4	1	3	3	8
Business combination expenses and the amortization of purchased intangible assets, after-tax	(18)	(16)	(31)	(32)	-	-	-	(65)	-
Net income (loss)	$639	$354	$695	$631	$41	$(737)	$468	$1,688	$(228)

Catastrophe losses	$206	$819	$259	$66	$1,077	$2,339	$333	$1,284	$3,749

Operating ratios
Claims and claims expense (“loss”) ratio	64.1	72.2	65.4	63.5	79.8	98.4	69.4	67.2	82.6
Expense ratio	26.1	25.8	26.7	27.4	25.0	24.9	25.5	26.2	25.1
Combined ratio	90.2	98.0	92.1	90.9	104.8	123.3	94.9	93.4	107.7

Combined ratio excluding the effect of catastrophes *	87.1	85.7	88.2	89.9	88.1	87.1	89.7	87.0	88.3
Effect of catastrophe losses on combined ratio	3.1	12.3	3.9	1.0	16.7	36.2	5.2	6.4	19.4
Combined ratio	90.2	98.0	92.1	90.9	104.8	123.3	94.9	93.4	107.7

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	87.8	86.3	88.1	90.7	89.2	87.5	89.9	87.4	88.9
Effect of catastrophe losses on combined ratio	3.1	12.3	3.9	1.0	16.7	36.2	5.2	6.4	19.4
Effect of prior year reserve reestimates on combined ratio	(2.2)	(2.4)	(3.1)	(2.0)	(1.8)	(0.7)	(0.7)	(2.6)	(1.1)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	1.1	1.4	2.5	0.5	0.7	0.3	0.5	1.7	0.5
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.4	0.4	0.7	0.7	-	-	-	0.5	-
Combined ratio	90.2	98.0	92.1	90.9	104.8	123.3	94.9	93.4	107.7

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.2	0.1	0.2	0.2	0.1	0.2

Effect of Discontinued Lines and Coverages on combined ratio	0.7	0.1	-	-	0.2	0.1	0.1	0.2	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Property-Liability Underwriting Summary
Allstate Protection	$701	$138	$526	$604	$(297)	$(1,498)	$334	$1,365	$(1,461)
Discontinued Lines and Coverages	(42)	(4)	(3)	(3)	(12)	(4)	(6)	(49)	(22)
Underwriting income (loss)	$659	$134	$523	$601	$(309)	$(1,502)	$328	$1,316	$(1,483)

Allstate Protection Underwriting Summary
Premiums written	$7,064	$6,864	$6,462	$6,426	$6,728	$6,611	$6,216	$20,390	$19,555

Premiums earned	$6,696	$6,666	$6,630	$6,604	$6,432	$6,457	$6,449	$19,992	$19,338
Claims and claims expense	(4,251)	(4,808)	(4,336)	(4,195)	(5,121)	(6,352)	(4,472)	(13,395)	(15,945)
Amortization of deferred policy acquisition costs	(870)	(865)	(878)	(880)	(866)	(867)	(864)	(2,613)	(2,597)
Operating costs and expenses	(865)	(845)	(884)	(912)	(734)	(725)	(768)	(2,594)	(2,227)
Restructuring and related charges	(9)	(10)	(6)	(13)	(8)	(11)	(11)	(25)	(30)
Underwriting income (loss)	$701	$138	$526	$604	$(297)	$(1,498)	$334	$1,365	$(1,461)

Catastrophe losses	$206	$819	$259	$66	$1,077	$2,339	$333	$1,284	$3,749

Operating ratios
Loss ratio	63.5	72.1	65.4	63.5	79.6	98.4	69.3	67.0	82.5
Expense ratio	26.0	25.8	26.7	27.4	25.0	24.8	25.5	26.2	25.1
Combined ratio	89.5	97.9	92.1	90.9	104.6	123.2	94.8	93.2	107.6

Effect of catastrophe losses on combined ratio	3.1	12.3	3.9	1.0	16.7	36.2	5.2	6.4	19.4

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.2	0.1	0.2	0.2	0.1	0.2

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.4	0.4	0.7	0.7	-	-	-	0.5	-

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$(1)	$-	$1	$-	$-	$-	$(1)	$-	$(1)

Premiums earned	$1	$-	$-	$1	$-	$-	$(1)	$1	$(1)
Claims and claims expense	(42)	(2)	(3)	(3)	(11)	(3)	(4)	(47)	(18)
Operating costs and expenses	(1)	(2)	-	(1)	(1)	(1)	(1)	(3)	(3)
Underwriting loss	$(42)	$(4)	$(3)	$(3)	$(12)	$(4)	$(6)	$(49)	$(22)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.7	0.1	-	-	0.2	0.1	0.1	0.2	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011
Allstate brand
Standard auto	$3,988	$3,903	$3,937	$3,812	$3,996	$3,911	$3,984	$11,828	$11,891
Non-standard auto	176	174	189	174	194	197	210	539	601
Auto	4,164	4,077	4,126	3,986	4,190	4,108	4,194	12,367	12,492

Involuntary auto	17	21	20	17	17	21	19	58	57
Commercial lines	110	120	112	111	116	125	120	342	361
Homeowners	1,686	1,639	1,258	1,428	1,634	1,606	1,225	4,583	4,465
Other personal lines	508	494	435	446	489	478	413	1,437	1,380
	6,485	6,351	5,951	5,988	6,446	6,338	5,971	18,787	18,755

Encompass brand
Standard auto	163	160	142	147	159	154	144	465	457
Non-standard auto	-	-	-	-	-	-	1	-	1
Auto	163	160	142	147	159	154	145	465	458

Involuntary auto	2	3	2	1	2	3	3	7	8
Homeowners	108	104	85	89	100	94	79	297	273
Other personal lines	24	22	20	20	21	22	18	66	61
	297	289	249	257	282	273	245	835	800

Esurance brand
Standard auto	282	224	262	181	-	-	-	768	-

Allstate Protection	7,064	6,864	6,462	6,426	6,728	6,611	6,216	20,390	19,555

Discontinued Lines and Coverages	(1)	-	1	-	-	-	(1)	-	(1)

Property-Liability	$7,063	$6,864	$6,463	$6,426	$6,728	$6,611	$6,215	$20,390	$19,554

Allstate Protection
Standard auto	$4,433	$4,287	$4,341	$4,140	$4,155	$4,065	$4,128	$13,061	$12,348
Non-standard auto	176	174	189	174	194	197	211	539	602
Auto	4,609	4,461	4,530	4,314	4,349	4,262	4,339	13,600	12,950

Involuntary auto	19	24	22	18	19	24	22	65	65
Commercial lines	110	120	112	111	116	125	120	342	361
Homeowners	1,794	1,743	1,343	1,517	1,734	1,700	1,304	4,880	4,738
Other personal lines	532	516	455	466	510	500	431	1,503	1,441

	$7,064	$6,864	$6,462	$6,426	$6,728	$6,611	$6,216	$20,390	$19,555

THE ALLSTATE CORPORATION

ALLSTATE BRAND PREMIUMS WRITTEN (1)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Allstate Auto Home and Agencies
Standard auto	$3,932	$3,828	$3,887	$3,777	$3,944	$3,840	$3,938	$11,647	$11,722
Non-standard auto	170	167	185	171	187	188	205	522	580
Auto	4,102	3,995	4,072	3,948	4,131	4,028	4,143	12,169	12,302

Involuntary auto	17	21	20	17	17	21	19	58	57
Homeowners	1,686	1,639	1,258	1,428	1,634	1,606	1,225	4,583	4,465
Other personal lines	12	12	8	9	11	11	8	32	30
	5,817	5,667	5,358	5,402	5,793	5,666	5,395	16,842	16,854

Emerging Businesses (2)
Specialty auto (3)	$62	$82	$54	$38	$59	$80	$51	$198	$190
Auto	62	82	54	38	59	80	51	198	190

Renters	62	54	50	50	58	52	45	166	155
Condominium	50	49	41	45	48	47	38	140	133
Other property	266	268	223	234	265	265	224	757	754
Specialty property	378	371	314	329	371	364	307	1,063	1,042

Consumer household (4)	440	453	368	367	430	444	358	1,261	1,232

Allstate Roadside Services	74	71	76	73	74	76	75	221	225
Allstate Dealer Services	44	40	37	35	33	27	23	121	83
Other personal lines (5)	496	482	427	437	478	467	405	1,405	1,350

Commercial lines	110	120	112	111	116	125	120	342	361
	668	684	593	586	653	672	576	1,945	1,901

Allstate brand (1)
Standard auto	$3,988	$3,903	$3,937	$3,812	$3,996	$3,911	$3,984	$11,828	$11,891
Non-standard auto	176	174	189	174	194	197	210	539	601
Auto	4,164	4,077	4,126	3,986	4,190	4,108	4,194	12,367	12,492

Involuntary auto	17	21	20	17	17	21	19	58	57
Commercial lines	110	120	112	111	116	125	120	342	361
Homeowners	1,686	1,639	1,258	1,428	1,634	1,606	1,225	4,583	4,465
Other personal lines	508	494	435	446	489	478	413	1,437	1,380
	$6,485	$6,351	$5,951	$5,988	$6,446	$6,338	$5,971	$18,787	$18,755

(1)            Allstate brand is comprised of Allstate Auto Home and Agencies and Emerging Businesses.

(2)            Emerging Businesses include Consumer Household (specialty auto products including motorcycle, trailers, motor homes and off-road vehicles and specialty property products including renters, landlords, boats, umbrella, manufactured homes and condominium insurance policies), Allstate Roadside Services (roadside assistance products),  Allstate Dealer Services (insurance and non-insurance products sold primarily to auto dealers), Ivantage (insurance agency) and Commercial Lines (commercial products for small business owners).

(3)            Specialty auto is reported in Allstate brand auto.

(4)            Consumer household includes specialty auto and specialty property.

(5)            Emerging Businesses other personal lines include specialty property (renters, condominium and other property), Allstate Roadside Services and Allstate Dealer Services.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

Three months ended September 30,

2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012

Effect of business
combination
expenses and the
amortization of
										Effect of		Effect of prior year				purchased intangible
				Incurred						catastrophe losses		reserve reestimates				assets on
Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on combined ratio		on combined ratio		Expense ratio		combined ratio

Allstate brand
Standard auto	$3,910	$3,916	$2,617	$2,712	$49	$112	$977	$973	66.9	69.3	1.3	2.9	(3.2)	(3.3)	25.0	24.8	-
Non-standard auto	177	196	103	112	2	1	43	48	58.2	57.1	1.1	0.5	(4.5)	(8.7)	24.3	24.5	-
Auto	4,087	4,112	2,720	2,824	51	113	1,020	1,021	66.5	68.7	1.2	2.7	(3.3)	(3.6)	25.0	24.8	-

Homeowners	1,499	1,462	735	1,587	117	816	358	341	49.0	108.6	7.8	55.8	(4.3)	-	23.9	23.3	-
Other personal lines (1)	591	590	416	450	21	77	182	167	70.4	76.3	3.6	13.1	2.7	2.4	30.8	28.3	1.0

Total Allstate brand	6,177	6,164	3,871	4,861	189	1,006	1,560	1,529	62.7	78.9	3.1	16.3	(2.9)	(2.1)	25.2	24.8	0.1

Encompass brand
Standard auto	152	154	121	135	2	5	45	44	79.6	87.6	1.3	3.2	0.7	6.5	29.6	28.6	-
Non-standard auto	-	-	(2)	1	-	-	-	1	-	-	-	-	-	-	-	-	-
Auto	152	154	119	136	2	5	45	45	78.3	88.3	1.3	3.2	(0.7)	6.5	29.6	29.2	-

Homeowners	96	91	56	109	13	64	30	28	58.3	119.8	13.5	70.3	(8.3)	(4.4)	31.3	30.7	-
Other personal lines (1)	23	23	13	15	-	2	7	6	56.5	65.2	-	8.7	(4.3)	(8.7)	30.5	26.1	-

Total Encompass brand	271	268	188	260	15	71	82	79	69.4	97.0	5.5	26.5	(3.7)	1.5	30.2	29.5	-

Esurance brand
Standard auto	248	-	192	-	2	-	102	-	77.4	-	0.8	-	-	-	41.1	-	8.1

Allstate Protection	$6,696	$6,432	$4,251	$5,121	$206	$1,077	$1,744	$1,608	63.5	79.6	3.1	16.7	(2.9)	(2.0)	26.0	25.0	0.4

	Nine months ended September 30,

	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012

																	Effect of business
																	combination
																	expenses and the
																	amortization of
											Effect of		Effect of prior year				purchased intangible
					Incurred						catastrophe losses		reserve reestimates				assets on
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on combined ratio		on combined ratio		Expense ratio		combined ratio

Allstate brand
Standard auto	$11,716	$11,782	$8,064	$8,354	$250	$394	$2,975	$2,935	68.8	70.9	2.1	3.3	(2.2)	(2.0)	25.4	24.9	-
Non-standard auto	544	611	338	390	5	9	129	143	62.1	63.8	0.9	1.5	(2.0)	(4.3)	23.7	23.4	-
Auto	12,260	12,393	8,402	8,744	255	403	3,104	3,078	68.5	70.6	2.1	3.3	(2.2)	(2.1)	25.3	24.8	-

Homeowners	4,466	4,367	2,789	5,063	900	2,868	1,051	1,005	62.5	115.9	20.1	65.7	(5.2)	(0.8)	23.5	23.1	-
Other personal lines (1)	1,757	1,765	1,099	1,436	80	325	524	534	62.6	81.4	4.6	18.4	(2.3)	3.7	29.8	30.2	1.1

Total Allstate brand	18,483	18,525	12,290	15,243	1,235	3,596	4,679	4,617	66.5	82.3	6.7	19.4	(2.9)	(1.2)	25.3	24.9	0.1

Encompass brand
Standard auto	456	469	364	378	7	10	130	133	79.8	80.6	1.5	2.1	0.4	3.2	28.5	28.4	-
Non-standard auto	-	2	(2)	3	-	-	-	2	-	150.0	-	-	-	(50.0)	-	100.0	-
Auto	456	471	362	381	7	10	130	135	79.4	80.9	1.5	2.1	(0.2)	3.0	28.5	28.7	-

Homeowners	281	273	169	267	33	135	86	84	60.1	97.8	11.7	49.5	(5.0)	(1.5)	30.6	30.8	-
Other personal lines (1)	69	69	43	54	-	8	19	18	62.3	78.2	-	11.6	(10.1)	(5.8)	27.6	26.1	-

Total Encompass brand	806	813	574	702	40	153	235	237	71.2	86.3	5.0	18.8	(2.7)	0.7	29.2	29.2	-

Esurance brand
Standard auto	703	-	531	-	9	-	318	-	75.5	-	1.3	-	-	-	45.3	-	11.2

Allstate Protection	$19,992	$19,338	$13,395	$15,945	$1,284	$3,749	$5,232	$4,854	67.0	82.5	6.4	19.4	(2.8)	(1.2)	26.2	25.1	0.5

(1)                     Other personal lines includes commercial, renters, condominium, involuntary auto and other personal lines.

(2)                     Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended					Three months ended					Three months ended					Three months ended
	September 30, 2012					June 30, 2012					March 31, 2012					December 31, 2011

					Effect of					Effect of					Effect of					Effect of
					bus. comb.					bus. comb.					bus. comb.					bus. comb.
					expenses and					expenses and					expenses and					expenses and
			Effect of		the amort.			Effect of		the amort.			Effect of		the amort.			Effect of		the amort.
			CAT losses		of purchased			CAT losses		of purchased			CAT losses		of purchased			CAT losses		of purchased
	Premiums	Loss	on combined	Expense	intangibles on	Premiums	Loss	on combined	Expense	intangibles on	Premiums	Loss	on combined	Expense	intangibles on	Premiums	Loss	on combined	Expense	intangibles on
	earned	ratio	ratio	ratio	combined ratio	earned	ratio	ratio	ratio	combined ratio	earned	ratio	ratio	ratio	combined ratio	earned	ratio	ratio	ratio	combined ratio

Allstate brand
Standard auto	$3,910	66.9	1.3	25.0	-	$3,909	69.9	3.9	25.6	-	$3,897	69.6	1.2	25.6	-	$3,897	69.6	0.2	25.9	-
Non-standard auto	177	58.2	1.1	24.3	-	184	60.9	1.6	22.8	-	183	67.2	-	24.1	-	186	59.1	-	26.4	-
Auto	4,087	66.5	1.2	25.0	-	4,093	69.5	3.8	25.5	-	4,080	69.5	1.2	25.5	-	4,083	69.1	0.2	25.9	-

Homeowners	1,499	49.0	7.8	23.9	-	1,487	81.9	40.2	23.0	-	1,480	56.5	12.6	23.7	-	1,468	44.8	3.5	25.2	-
Other personal lines (1)	591	70.4	3.6	30.8	1.0	583	63.3	7.2	28.1	1.2	583	53.9	2.9	30.5	1.2	587	59.8	(0.9)	36.1	1.2

Total Allstate brand	6,177	62.7	3.1	25.2	0.1	6,163	71.9	12.9	25.1	0.1	6,143	64.9	4.1	25.6	0.1	6,138	62.4	0.9	26.7	0.1

Encompass brand
Standard auto	152	79.6	1.3	29.6	-	153	81.7	2.6	27.5	-	151	78.1	0.7	28.5	-	151	85.4	0.7	29.2	-
Non-standard auto	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Auto	152	78.3	1.3	29.6	-	153	81.7	2.6	27.5	-	151	78.1	0.7	28.5	-	151	85.4	0.7	29.2	-

Homeowners	96	58.3	13.5	31.3	-	93	66.7	15.1	30.1	-	92	55.4	6.5	30.5	-	92	60.9	10.9	31.5	-
Other personal lines (1)	23	56.5	-	30.5	-	23	43.5	-	30.4	-	23	87.0	-	21.7	-	22	100.0	4.5	22.7	-

Total Encompass brand	271	69.4	5.5	30.2	-	269	73.3	6.7	28.6	-	266	71.0	2.6	28.6	-	265	78.1	4.5	29.4	-

Esurance brand
Standard auto	248	77.4	0.8	41.1	8.1	234	76.1	2.6	40.6	8.1	221	72.8	0.4	54.8	18.1	201	78.1	-	43.8	20.9

Allstate Protection	$6,696	63.5	3.1	26.0	0.4	$6,666	72.1	12.3	25.8	0.4	$6,630	65.4	3.9	26.7	0.7	$6,604	63.5	1.0	27.4	0.7

	Three months ended					Three months ended					Three months ended					Three months ended
	September 30, 2011					June 30, 2011					March 31, 2011					December 31, 2010

			Effect of					Effect of					Effect of					Effect of
			CAT losses					CAT losses					CAT losses					CAT losses
	Premiums	Loss	on combined	Expense		Premiums	Loss	on combined	Expense		Premiums	Loss	on combined	Expense		Premiums	Loss	on combined	Expense
	earned	ratio	ratio	ratio		earned	ratio	ratio	ratio		earned	ratio	ratio	ratio		earned	ratio	ratio	ratio

Allstate brand
Standard auto	$3,916	69.3	2.9	24.8		$3,938	73.2	6.7	25.1		$3,928	70.3	0.5	24.7		$3,941	74.6	0.8	25.1
Non-standard auto	196	57.1	0.5	24.5		205	69.3	3.9	22.9		210	64.8	-	22.8		216	69.4	0.5	17.6
Auto	4,112	68.7	2.7	24.8		4,143	73.0	6.6	25.0		4,138	70.0	0.4	24.7		4,157	74.4	0.8	24.7

Homeowners	1,462	108.6	55.8	23.3		1,457	171.1	123.2	22.2		1,448	67.9	17.7	23.5		1,431	77.8	30.3	24.2
Other personal lines (1)	590	76.3	13.1	28.3		587	100.5	35.3	27.9		588	67.3	7.0	34.6		573	75.2	9.1	33.9

Total Allstate brand	6,164	78.9	16.3	24.8		6,187	98.7	36.8	24.6		6,174	69.2	5.1	25.4		6,161	75.2	8.4	25.5

Encompass brand
Standard auto	154	87.6	3.2	28.6		155	78.7	3.2	28.4		160	75.7	-	28.1		164	76.2	1.2	28.1
Non-standard auto	-	-	-	-		1	100.0	-	-		1	100.0	-	100.0		1	100.0	-	100.0
Auto	154	88.3	3.2	29.2		156	78.9	3.2	28.2		161	75.8	-	28.5		165	76.3	1.2	28.5

Homeowners	91	119.8	70.3	30.7		91	107.7	61.5	30.8		91	65.9	16.5	30.8		93	64.5	16.1	30.1
Other personal lines (1)	23	65.2	8.7	26.1		23	104.3	17.4	30.5		23	65.2	8.7	21.8		22	77.3	4.5	22.7

Total Encompass brand	268	97.0	26.5	29.5		270	90.7	24.1	29.3		275	71.7	6.2	28.7		280	72.5	6.4	28.6

Esurance brand
Standard auto	-	-	-	-		-	-	-	-		-	-	-	-		-	-	-	-

Allstate Protection	$6,432	79.6	16.7	25.0		$6,457	98.4	36.2	24.8		$6,449	69.3	5.2	25.5		$6,441	75.1	8.3	25.6

(1)      Other personal lines includes commercial, renters, condominium, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended
	September 30, 2012 (1)				June 30, 2012				March 31, 2012

	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	13		0.3	1.8	19		1.5	4.4	10		0.5	5.4
Non-standard auto	4		0.2	5.8	1		0.3	7.5	4		0.2	1.4
Auto	15		0.3	1.8	19		1.4	4.4	13		0.5	5.1
Homeowners (3)	10		0.8	7.3	7		1.2	10.2	13		2.0	7.9

Encompass brand
Standard auto	3		0.7	4.5	14		1.6	4.2	2		0.1	3.2
Non-standard auto	-		-	-	-		-	-	-		-	-
Auto	3		0.7	4.5	14		1.6	4.2	2		0.1	3.2
Homeowners	5	(6)	0.3	2.5	14		1.8	5.4	5		0.9	5.3

Esurance brand
Standard auto	7		1.2	4.2	23		(0.1)	(0.1)	6		1.3	8.6

	Three months ended				Three months ended				Three months ended
	December 31, 2011				September 30, 2011				June 30, 2011

	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	12	(9)	0.7	3.9	10	(8)	0.9	7.3	18	(7)	1.9	5.3
Non-standard auto	5	(6)	1.1	6.5	3		0.9	11.5	3		0.4	6.1
Auto	16	(6)	0.8	4.0	13		0.9	7.4	18		1.9	5.3
Homeowners (3)	17		2.9	7.8	15		2.3	13.9	18		1.5	6.0

Encompass brand
Standard auto	7		1.8	6.5	8		0.7	3.9	3		0.3	4.0
Non-standard auto	-		-	-	-		-	-	-		-	-
Auto	7		1.8	6.5	8		0.7	3.9	3		0.3	4.0
Homeowners	8		0.8	4.6	7		0.7	3.0	11	(6)	0.3	2.6

Esurance brand
Standard auto	n/a		n/a	n/a	-		-	-	-		-	-

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending September 30, 2012 are estimated to total $111 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Rate changes also exclude Company’s Canadian operations, specialty auto, and excess and surplus homeowners lines.

(2)

Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.1%, 0.9%, 0.4%, 1.2% 1.6% and 0.5% for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.7%, 2.0%, 3.6%, 2.6%, 1.1% and 1.2% for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

(4)	Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Washington, D.C.
(7)	Includes the impact of 20.0% and 6.0% rate increases in Florida and a 3.7% rate increase in New York in the second quarter of 2011.
(8)	Includes the impact of a 9.9% average rate increase in New York in the third quarter of 2011.
(9)	Includes the impact of a 8.0% rate increase in Florida and a 1.2% rate increase in New York in the fourth quarter of 2011.
n/a	Not available.

THE ALLSTATE CORPORATION

ALLSTATE BRAND STANDARD AUTO LOSS RATIO OF TOP 5 STATES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Allstate brand standard auto loss ratio (1)
California	68.8	71.6	78.4	75.3	73.9	67.9	75.1	72.9	72.3
Florida	65.6	66.6	71.3	68.6	70.4	73.6	77.3	67.9	73.8
New York	67.8	67.7	65.2	78.4	83.9	68.2	80.1	66.9	77.4
Pennsylvania	71.9	70.3	72.7	70.4	70.0	74.9	71.3	71.6	72.0
Texas	62.5	81.5	74.5	61.9	64.8	75.0	60.7	72.8	66.8

All other states & Canada	67.0	68.7	67.6	68.3	66.0	74.7	67.6	67.7	69.4

Total Allstate brand standard auto	66.9	69.9	69.6	69.6	69.3	73.2	70.3	68.8	70.9

(1)     Loss ratios include prior year reserve reestimates.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2012	2012	2012	2011	2011	2011	2011	2012	2011
Standard auto
Net premiums written
Allstate brand	$3,988	$3,903	$3,937	$3,812	$3,996	$3,911	$3,984	$11,828	$11,891
Encompass brand	163	160	142	147	159	154	144	465	457
Esurance brand	282	224	262	181	-	-	-	768	-
	4,433	4,287	4,341	4,140	4,155	4,065	4,128	13,061	12,348
Net premiums earned
Allstate brand	$3,910	$3,909	$3,897	$3,897	$3,916	$3,938	$3,928	$11,716	$11,782
Encompass brand	152	153	151	151	154	155	160	456	469
Esurance brand	248	234	221	201	-	-	-	703	-
	4,310	4,296	4,269	4,249	4,070	4,093	4,088	12,875	12,251
Incurred losses
Allstate brand	$2,617	$2,734	$2,713	$2,713	$2,712	$2,882	$2,760	$8,064	$8,354
Encompass brand	121	125	118	129	135	122	121	364	378
Esurance brand	192	178	161	157	-	-	-	531	-
	2,930	3,037	2,992	2,999	2,847	3,004	2,881	8,959	8,732
Expenses
Allstate brand	$977	$1,000	$998	$1,008	$973	$989	$973	$2,975	$2,935
Encompass brand	45	42	43	44	44	44	45	130	133
Esurance brand	102	95	121	88	-	-	-	318	-
	1,124	1,137	1,162	1,140	1,017	1,033	1,018	3,423	3,068
Underwriting Income
Allstate brand	$316	$175	$186	$176	$231	$67	$195	$677	$493
Encompass brand	(14)	(14)	(10)	(22)	(25)	(11)	(6)	(38)	(42)
Esurance brand	(46)	(39)	(61)	(44)	-	-	-	(146)	-
	256	122	115	110	206	56	189	493	451
Loss ratio
Allstate brand	66.9	69.9	69.6	69.6	69.3	73.2	70.3	68.8	70.9
Encompass brand	79.6	81.7	78.1	85.4	87.6	78.7	75.7	79.8	80.6
Esurance brand	77.4	76.1	72.8	78.1	-	-	-	75.5	-
Allstate Protection	68.0	70.7	70.1	70.6	70.0	73.4	70.5	69.6	71.3
Expense ratio
Allstate brand	25.0	25.6	25.6	25.9	24.8	25.1	24.7	25.4	24.9
Encompass brand	29.6	27.5	28.5	29.2	28.6	28.4	28.1	28.5	28.4
Esurance brand	41.1	40.6	54.8	43.8	-	-	-	45.3	-
Allstate Protection	26.1	26.5	27.2	26.8	24.9	25.2	24.9	26.6	25.0
Combined ratio
Allstate brand	91.9	95.5	95.2	95.5	94.1	98.3	95.0	94.2	95.8
Encompass brand	109.2	109.2	106.6	114.6	116.2	107.1	103.8	108.3	109.0
Esurance brand	118.5	116.7	127.6	121.9	-	-	-	120.8	-
Allstate Protection	94.1	97.2	97.3	97.4	94.9	98.6	95.4	96.2	96.3
Effect of catastrophe losses on combined ratio
Allstate brand	1.3	3.9	1.2	0.2	2.9	6.7	0.5	2.1	3.3
Encompass brand	1.3	2.6	0.7	0.7	3.2	3.2	-	1.5	2.1
Esurance brand	0.8	2.6	0.4	-	-	-	-	1.3	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(3.2)	(2.0)	(1.2)	(3.2)	(3.3)	(2.2)	(0.4)	(2.2)	(2.0)
Encompass brand	0.7	-	0.7	-	6.5	-	3.1	0.4	3.2
Esurance brand	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio Esurance brand	8.1	8.1	18.1	20.9	-	-	-	11.2	-
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	93.7	93.4	94.9	98.4	94.4	93.7	94.8	94.0	94.3
Effect of catastrophe losses on combined ratio	1.3	3.9	1.2	0.2	2.9	6.7	0.5	2.1	3.3
Effect of prior year reserve reestimates on combined ratio	(3.2)	(2.0)	(1.2)	(3.2)	(3.3)	(2.2)	(0.4)	(2.2)	(2.0)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.1	0.2	0.3	0.1	0.1	0.1	0.1	0.3	0.2
Allstate brand combined ratio	91.9	95.5	95.2	95.5	94.1	98.3	95.0	94.2	95.8

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2012	2012	2012	2011	2011	2011	2011	2012	2011
Non-standard auto
Net premiums written
Allstate brand	$176	$174	$189	$174	$194	$197	$210	$539	$601
Encompass brand	-	-	-	-	-	-	1	-	1
	176	174	189	174	194	197	211	539	602
Net premiums earned
Allstate brand	$177	$184	$183	$186	$196	$205	$210	$544	$611
Encompass brand	-	-	-	-	-	1	1	-	2
	177	184	183	186	196	206	211	544	613
Incurred losses
Allstate brand	$103	$112	$123	$110	$112	$142	$136	$338	$390
Encompass brand	(2)	-	-	-	1	1	1	(2)	3
	101	112	123	110	113	143	137	336	393
Expenses
Allstate brand	$43	$42	$44	$49	$48	$47	$48	$129	$143
Encompass brand	-	-	-	-	1	-	1	-	2
	43	42	44	49	49	47	49	129	145
Underwriting Income
Allstate brand	$31	$30	$16	$27	$36	$16	$26	$77	$78
Encompass brand	2	-	-	-	(2)	-	(1)	2	(3)
	33	30	16	27	34	16	25	79	75
Loss ratio
Allstate brand	58.2	60.9	67.2	59.1	57.1	69.3	64.8	62.1	63.8
Encompass brand	-	-	-	-	-	100.0	100.0	-	150.0
Allstate Protection	57.1	60.9	67.2	59.1	57.7	69.4	64.9	61.8	64.1
Expense ratio
Allstate brand	24.3	22.8	24.1	26.4	24.5	22.9	22.8	23.7	23.4
Encompass brand	-	-	-	-	-	-	100.0	-	100.0
Allstate Protection	24.3	22.8	24.1	26.4	25.0	22.8	23.3	23.7	23.7
Combined ratio
Allstate brand	82.5	83.7	91.3	85.5	81.6	92.2	87.6	85.8	87.2
Encompass brand	-	-	-	-	-	100.0	200.0	-	250.0
Allstate Protection	81.4	83.7	91.3	85.5	82.7	92.2	88.2	85.5	87.8
Effect of catastrophe losses on combined ratio
Allstate brand	1.1	1.6	-	-	0.5	3.9	-	0.9	1.5
Encompass brand	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(4.5)	(1.6)	-	(7.0)	(8.7)	(1.0)	(3.3)	(2.0)	(4.3)
Encompass brand	-	-	-	-	-	(100.0)	-	-	(50.0)

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2012	2012	2012	2011	2011	2011	2011	2012	2011
Auto
Net premiums written
Allstate brand	$4,164	$4,077	$4,126	$3,986	$4,190	$4,108	$4,194	$12,367	$12,492
Encompass brand	163	160	142	147	159	154	145	465	458
Esurance brand	282	224	262	181	-	-	-	768	-
	4,609	4,461	4,530	4,314	4,349	4,262	4,339	13,600	12,950
Net premiums earned
Allstate brand	$4,087	$4,093	$4,080	$4,083	$4,112	$4,143	$4,138	$12,260	$12,393
Encompass brand	152	153	151	151	154	156	161	456	471
Esurance brand	248	234	221	201	-	-	-	703	-
	4,487	4,480	4,452	4,435	4,266	4,299	4,299	13,419	12,864
Incurred losses
Allstate brand	$2,720	$2,846	$2,836	$2,823	$2,824	$3,024	$2,896	$8,402	$8,744
Encompass brand	119	125	118	129	136	123	122	362	381
Esurance brand	192	178	161	157	-	-	-	531	-
	3,031	3,149	3,115	3,109	2,960	3,147	3,018	9,295	9,125
Expenses
Allstate brand	$1,020	$1,042	$1,042	$1,057	$1,021	$1,036	$1,021	$3,104	$3,078
Encompass brand	45	42	43	44	45	44	46	130	135
Esurance brand	102	95	121	88	-	-	-	318	-
	1,167	1,179	1,206	1,189	1,066	1,080	1,067	3,552	3,213
Underwriting Income
Allstate brand	$347	$205	$202	$203	$267	$83	$221	$754	$571
Encompass brand	(12)	(14)	(10)	(22)	(27)	(11)	(7)	(36)	(45)
Esurance brand	(46)	(39)	(61)	(44)	-	-	-	(146)	-
	289	152	131	137	240	72	214	572	526
Loss ratio
Allstate brand	66.5	69.5	69.5	69.1	68.7	73.0	70.0	68.5	70.6
Encompass brand	78.3	81.7	78.1	85.4	88.3	78.9	75.8	79.4	80.9
Esurance brand	77.4	76.1	72.8	78.1	-	-	-	75.5	-
Allstate Protection	67.6	70.3	70.0	70.1	69.4	73.2	70.2	69.2	70.9
Expense ratio
Allstate brand	25.0	25.5	25.5	25.9	24.8	25.0	24.7	25.3	24.8
Encompass brand	29.6	27.5	28.5	29.2	29.2	28.2	28.5	28.5	28.7
Esurance brand	41.1	40.6	54.8	43.8	-	-	-	45.3	-
Allstate Protection	26.0	26.3	27.1	26.8	25.0	25.1	24.8	26.5	25.0
Combined ratio
Allstate brand	91.5	95.0	95.0	95.0	93.5	98.0	94.7	93.8	95.4
Encompass brand	107.9	109.2	106.6	114.6	117.5	107.1	104.3	107.9	109.6
Esurance brand	118.5	116.7	127.6	121.9	-	-	-	120.8	-
Allstate Protection	93.6	96.6	97.1	96.9	94.4	98.3	95.0	95.7	95.9
Effect of catastrophe losses on combined ratio
Allstate brand	1.2	3.8	1.2	0.2	2.7	6.6	0.4	2.1	3.3
Encompass brand	1.3	2.6	0.7	0.7	3.2	3.2	-	1.5	2.1
Esurance brand	0.8	2.6	0.4	-	-	-	-	1.3	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(3.3)	(2.0)	(1.2)	(3.3)	(3.6)	(2.1)	(0.6)	(2.2)	(2.1)
Encompass brand	(0.7)	(0.7)	0.7	-	6.5	(0.6)	3.1	(0.2)	3.0
Esurance brand	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	8.1	8.1	18.1	20.9	-	-	-	11.2	-

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2012	2012	2012	2011	2011	2011	2011	2012	2011
Homeowners
Net premiums written
Allstate brand	$1,686	$1,639	$1,258	$1,428	$1,634	$1,606	$1,225	$4,583	$4,465
Encompass brand	108	104	85	89	100	94	79	297	273
	1,794	1,743	1,343	1,517	1,734	1,700	1,304	4,880	4,738
Net premiums earned
Allstate brand	$1,499	$1,487	$1,480	$1,468	$1,462	$1,457	$1,448	$4,466	$4,367
Encompass brand	96	93	92	92	91	91	91	281	273
	1,595	1,580	1,572	1,560	1,553	1,548	1,539	4,747	4,640
Incurred losses
Allstate brand	$735	$1,218	$836	$657	$1,587	$2,493	$983	$2,789	$5,063
Encompass brand	56	62	51	56	109	98	60	169	267
	791	1,280	887	713	1,696	2,591	1,043	2,958	5,330
Expenses
Allstate brand	$358	$342	$351	$370	$341	$324	$340	$1,051	$1,005
Encompass brand	30	28	28	29	28	28	28	86	84
	388	370	379	399	369	352	368	1,137	1,089
Underwriting Income
Allstate brand	$406	$(73)	$293	$441	$(466)	$(1,360)	$125	$626	$(1,701)
Encompass brand	10	3	13	7	(46)	(35)	3	26	(78)
	416	(70)	306	448	(512)	(1,395)	128	652	(1,779)
Loss ratio
Allstate brand	49.0	81.9	56.5	44.8	108.6	171.1	67.9	62.5	115.9
Encompass brand	58.3	66.7	55.4	60.9	119.8	107.7	65.9	60.1	97.8
Allstate Protection	49.6	81.0	56.4	45.7	109.2	167.4	67.7	62.3	114.9
Expense ratio
Allstate brand	23.9	23.0	23.7	25.2	23.3	22.2	23.5	23.5	23.1
Encompass brand	31.3	30.1	30.5	31.5	30.7	30.8	30.8	30.6	30.8
Allstate Protection	24.3	23.4	24.1	25.6	23.8	22.7	24.0	24.0	23.4
Combined ratio
Allstate brand	72.9	104.9	80.2	70.0	131.9	193.3	91.4	86.0	139.0
Encompass brand	89.6	96.8	85.9	92.4	150.5	138.5	96.7	90.7	128.6
Allstate Protection	73.9	104.4	80.5	71.3	133.0	190.1	91.7	86.3	138.3
Effect of catastrophe losses on combined ratio
Allstate brand	7.8	40.2	12.6	3.5	55.8	123.2	17.7	20.1	65.7
Encompass brand	13.5	15.1	6.5	10.9	70.3	61.5	16.5	11.7	49.5
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(4.3)	(3.5)	(7.9)	(2.4)	-	0.3	(2.7)	(5.2)	(0.8)
Encompass brand	(8.3)	(4.3)	(2.2)	5.4	(4.4)	(1.1)	1.1	(5.0)	(1.5)
Allstate brand combined ratio excluding the effect of
catastrophes and prior year reserve reestimates (“underlying”)	66.2	64.6	67.0	67.0	73.3	69.4	74.0	66.0	72.3
Effect of catastrophe losses on combined ratio	7.8	40.2	12.6	3.5	55.8	123.2	17.7	20.1	65.7
Effect of prior year reserve reestimates on combined ratio	(4.3)	(3.5)	(7.9)	(2.4)	-	0.3	(2.7)	(5.2)	(0.8)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	3.2	3.6	8.5	1.9	2.8	0.4	2.4	5.1	1.8
Allstate brand combined ratio	72.9	104.9	80.2	70.0	131.9	193.3	91.4	86.0	139.0

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY POLICIES IN FORCE

	Three months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2011	2011	2011	2011
Policies in Force (in thousands) (1)

Allstate brand
Allstate Auto Home and Agencies
Standard auto	16,941	17,046	17,080	17,213	17,286	17,420	17,456
Non-standard auto	528	551	570	571	599	599	627
Auto	17,469	17,597	17,650	17,784	17,885	18,019	18,083
Homeowners (2)	6,042	6,147	6,259	6,369	6,459	6,555	6,631
Canada	975	956	938	924	911	899	882
Involuntary auto	28	29	28	28	32	39	42
Excess and surplus (2)	12	10	9	-	-	-	-
	24,526	24,739	24,884	25,105	25,287	25,512	25,638
Emerging Businesses (3)
Renters	1,300	1,283	1,275	1,262	1,244	1,211	1,177
Condo	615	616	615	615	615	614	612
Other property	1,984	1,996	2,009	2,028	2,042	2,052	2,060
Specialty property	3,899	3,895	3,899	3,905	3,901	3,877	3,849
Specialty auto	1,023	1,010	976	966	972	957	914
Consumer household	4,922	4,905	4,875	4,871	4,873	4,834	4,763
Commercial lines	290	283	281	286	292	299	301
Allstate Roadside Services	1,025	1,035	1,045	1,043	1,029	1,045	1,039
	6,237	6,223	6,201	6,200	6,194	6,178	6,103
Total Allstate brand	30,763	30,962	31,085	31,305	31,481	31,690	31,741
Encompass brand
Standard auto	697	687	676	673	671	672	676
Non-standard auto	-	-	-	-	1	3	4
Homeowners	320	314	309	306	306	307	310
Specialty auto	22	22	21	21	21	21	21
Specialty property	114	112	111	111	111	111	112
Involuntary auto	5	5	5	5	6	7	7
Total Encompass brand	1,158	1,140	1,122	1,116	1,116	1,121	1,130

Esurance brand standard auto	962	892	849	786	-	-	-

Total Policies in Force	32,883	32,994	33,056	33,207	32,597	32,811	32,871

Other Customer Relationships
Good Hands Roadside Members (in thousands) (4)	758	656	569	390	129	75	25

(1)

Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (insurance and non-insurance products sold primarily to auto dealers) and Partnership Marketing Group (roadside assistance partners) statistics are not included in total policies in force since these are not available. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)

Beginning in first quarter 2012, excess and surplus lines policies in force are reported separately. Previously, these policy counts were included in the homeowners total. Excess and surplus lines represent policies written by North Light Specialty Insurance Company.

(3)

Emerging Businesses policies in force including statistics for Consumer Household (specialty auto products including motorcycle, trailers, motor homes and off-road vehicles and specialty property products including renters, landlords, boat, umbrella, manufactured homes and condominium insurance policies), Commercial Lines (commercial products for small business owners) and Allstate Roadside Services (roadside assistance products sold by Allstate Motor Club).

(4)	Membership provides pay on demand access to roadside services.

THE ALLSTATE CORPORATION

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

New Issued Applications (in thousands) (2)
Standard auto	460	458	463	451	466	472	519	1,381	1,457
Non-standard auto	56	58	79	58	61	59	78	193	198
Auto	516	516	542	509	527	531	597	1,574	1,655
Homeowners (3)	116	116	101	103	116	123	114	333	353
Average Premium - Gross Written ($) (4)
Standard auto	450	447	447	450	446	442	439	448	442
Non-standard auto	596	601	598	598	586	620	621	598	609
Auto	455	452	452	455	451	448	446	453	449
Homeowners	1,096	1,080	1,065	1,031	1,001	989	975	1,081	989
Average Premium - Net Earned ($) (5)
Standard auto	433	433	431	428	429	429	430	432	429
Non-standard auto	538	545	542	533	533	573	579	542	562
Auto	436	437	434	432	432	434	435	436	434
Homeowners	949	925	904	890	871	856	844	926	857
Renewal Ratio (%) (6)
Standard auto	89.0	89.0	88.7	88.8	89.1	89.2	88.9	88.9	89.1
Non-standard auto	70.1	71.2	69.1	69.7	70.6	70.8	70.4	70.1	70.6
Auto	88.3	88.3	88.0	88.0	88.4	88.5	88.1	88.2	88.3
Homeowners	87.2	87.0	87.4	88.1	88.4	88.4	88.3	87.2	88.4
Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	(1.2)	1.9	(2.1)	(3.5)	(3.3)	(2.3)	3.1	(0.5)	(0.9)
Non-standard auto	1.3	3.2	(1.0)	(0.3)	(5.9)	(2.4)	2.3	1.2	(2.0)
Auto	(1.4)	1.6	(2.5)	(3.8)	(3.9)	(2.7)	2.7	(0.8)	(1.4)
Property Damage Claim Frequency
(% change year-over-year)
Standard auto	(1.2)	1.4	(4.1)	(2.6)	(2.6)	(3.9)	1.2	(1.3)	(1.8)
Non-standard auto	(1.9)	0.9	(1.2)	1.1	(2.7)	(1.8)	0.5	(0.7)	(1.3)
Auto	(1.4)	1.1	(4.3)	(2.7)	(2.9)	(4.0)	0.9	(1.5)	(2.0)
Auto Paid Severity
(% change year-over-year)
Bodily injury	6.8	3.4	1.2	1.9	0.2	0.4	3.6	3.8	1.4
Property damage	3.9	3.0	4.6	5.8	1.0	1.1	0.8	3.9	1.0
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(11.4)	(6.7)	(4.8)	4.5	6.0	(0.8)	1.7	(7.9)	2.4
Claim severity	5.8	2.0	(0.4)	(1.9)	3.3	3.4	3.5	2.6	3.4

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)

New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection market segment.  Does not include automobiles that are added by existing customers.

(3)	Excess and surplus lines are excluded from homeowners new issued applications. All other homeowners statistics include excess and surplus lines.
(4)

Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts and surcharges and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)

Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)	Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

ESURANCE BRAND PROFITABILITY MEASURES AND STATISTICS

	Three months ended				Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,(1)	Sept. 30,
($ in millions)	2012	2012	2012	2011	2012

Net premiums written	$282	$224	$262	$181	$768

Net premiums earned	$248	$234	$221	$201	$703

Incurred losses
Incurred non-catastrophe losses	$190	$172	$160	$157	$522
Incurred catastrophe losses	2	6	1	-	9
Prior year reserve reestimates	-	-	-	-	$-
	$192	$178	$161	$157	531

Expenses
Business combination expenses and amortization of purchased intangible assets (2)	$20	$19	$40	$42	$79
Advertising expenses	41	38	45	22	124
Other expenses (3)	41	38	36	24	115
	$102	$95	$121	$88	$318

Underwriting Loss	$(46)	$(39)	$(61)	$(44)	$(146)

Loss ratio	77.4	76.1	72.8	78.1	75.5
Expense ratio	41.1	40.6	54.8	43.8	45.3
Combined ratio	118.5	116.7	127.6	121.9	120.8

Effect of catastrophe losses on combined ratio	0.8	2.6	0.4	-	1.3

Effect of prior year reserve reestimates on combined ratio	-	-	-	-	-

Effect of business combination expenses and the amortization
of purchased intangible assets on combined ratio	8.1	8.1	18.1	20.9	11.2

Effect of advertising expenses on combined ratio	16.5	16.2	20.4	10.9	17.6

Esurance brand combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	109.6	106.0	109.1	101.0	108.3
Effect of catastrophe losses	0.8	2.6	0.4	-	1.3
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	-
Effect of business combination expense and the amortization of purchased intangible assets	8.1	8.1	18.1	20.9	11.2
Esurance brand combined ratio	118.5	116.7	127.6	121.9	120.8

Policies in Force (in thousands)	962	892	849	786	962

Average Premium - Gross Written ($)	485	490	508	n/a	496

Renewal Ratio (%)	77.0	79.7	78.5	76.3	78.3

Impact of Esurance brand on Allstate Protection combined ratio	0.7	0.6	0.9	0.7	0.7

Impact of Esurance brand on Allstate Protection expense ratio	1.5	1.4	1.8	1.3	1.6

(1)	Represents period from October 7, 2011 to December, 31, 2011.
(2)	Esurance present value of future profits balance of $21 million as of December 31, 2011 was fully amortized in the first quarter of 2012.
(3)	The increase in other expenses throughout 2012 is generally due to growth and the expansion of operational capabilities to support the growth in policies in force.
n/a	Not available.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Nine months ended September 30, 2012

							Premium rate changes (3)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$85	$58	68.2%	$(3)	-3.5%
Other hurricane exposure states	2,436	1,313	53.9%	377	15.5%
Total hurricane exposure states (2)	2,521	1,371	54.4%	374	14.8%		20	8.9%
Other catastrophe exposure states	2,226	1,587	71.3%	559	25.1%		17	7.9%

Total	$4,747	$2,958	62.3%	$933	19.7%	74	37	8.6%

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	$680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	-	6.4	19,993	1,284	1,301	6.5

Average (2)	4.9	8.5	12.6	5.4	7.9				4.9

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815
2012	3.9	12.3	3.1	-	6.4	19,993	1,284

Average (2)	4.1	8.4	10.7	4.3	6.9

(1)               The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)               The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.

(3)               The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended September 30, 2012
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	-	-	-	-	-	-
$50 million to $100 million	1	3.4	81	39.3	1.2	81
Less than $50 million	28	96.6	232	112.6	3.5	8
Total	29	100.0%	313	151.9	4.7	11
Prior year reserve reestimates			(76)	(36.9)	(1.1)
Prior quarter reserve reestimates			(31)	(15.0)	(0.5)
Total catastrophe losses			$206	100.0%	3.1

Nine months ended September 30, 2012
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	5	6.8	685	53.4	3.4	137
$50 million to $100 million	4	5.4	316	24.6	1.6	79
Less than $50 million	65	87.8	613	47.7	3.1	9
Total	74	100.0%	1,614	125.7	8.1	22
Prior year reserve reestimates			(330)	(25.7)	(1.7)
Total catastrophe losses			$1,284	100.0%	6.4

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Prior Year Reserve Reestimates (1)

Auto	$(134)	$(83)	$(48)	$(136)	$(136)	$(90)	$(19)	$(265)	$(245)
Homeowners	(72)	(56)	(119)	(30)	(4)	3	(38)	(247)	(39)
Other personal lines	15	(22)	(40)	33	12	36	13	(47)	61

Allstate Protection	(191)	(161)	(207)	(133)	(128)	(51)	(44)	(559)	(223)

Discontinued Lines and Coverages	42	3	3	3	11	4	3	48	18

Property-Liability	$(149)	$(158)	$(204)	$(130)	$(117)	$(47)	$(41)	$(511)	$(205)

Allstate brand (2)	$(181)	$(151)	$(205)	$(142)	$(132)	$(49)	$(48)	$(537)	$(229)
Encompass brand (2)	(10)	(10)	(2)	9	4	(2)	4	(22)	6
Esurance brand	-	-	-	-	-	-	-	-	-

Allstate Protection (2)	$(191)	$(161)	$(207)	$(133)	$(128)	$(51)	$(44)	$(559)	$(223)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)

Auto	(2.0)	(1.3)	(0.7)	(2.1)	(2.1)	(1.4)	(0.3)	(1.4)	(1.3)
Homeowners	(1.1)	(0.8)	(1.8)	(0.4)	(0.1)	-	(0.6)	(1.2)	(0.2)
Other personal lines	0.2	(0.3)	(0.6)	0.5	0.2	0.6	0.2	(0.2)	0.3

Allstate Protection	(2.9)	(2.4)	(3.1)	(2.0)	(2.0)	(0.8)	(0.7)	(2.8)	(1.2)

Discontinued Lines and Coverages	0.7	-	-	-	0.2	0.1	-	0.2	0.1

Property-Liability	(2.2)	(2.4)	(3.1)	(2.0)	(1.8)	(0.7)	(0.7)	(2.6)	(1.1)

Allstate brand	(2.7)	(2.3)	(3.1)	(2.1)	(2.1)	(0.8)	(0.8)	(2.7)	(1.2)
Encompass brand	(0.2)	(0.1)	-	0.1	0.1	-	0.1	(0.1)	-
Esurance brand	-	-	-	-	-	-	-	-	-

Allstate Protection	(2.9)	(2.4)	(3.1)	(2.0)	(2.0)	(0.8)	(0.7)	(2.8)	(1.2)

(1)               Favorable reserve reestimates are shown in parentheses.

(2)               Favorable reserve reestimates included in catastrophe losses for Allstate Brand, Encompass Brand and Allstate Protection totaled $64 million, $12 million and $76 million in the three months ended September 30, 2012, respectively, compared to $47 million for both Allstate Brand and Allstate Protection in the same period of 2011.  Favorable reserve reestimates included in catastrophe losses for Allstate Brand, Encompass Brand and Allstate Protection totaled $310 million, $20 million and $330 million in the nine months ended September 30,2012, respectively, compared to $98 million for both Allstate Brand and Allstate Protection in the same period of 2011.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended			Twelve months ended December 31,

	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2011	2010	2009	2008	2007
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,034	$1,050	$1,078	$1,100	$1,180	$1,228	$1,302	$1,375
Incurred claims and claims expense	26	-	-	26	5	(8)	8	17
Claims and claims expense paid	(10)	(16)	(28)	(48)	(85)	(40)	(82)	(90)
Ending reserves	$1,050	$1,034	$1,050	$1,078	$1,100	$1,180	$1,228	$1,302

Claims and claims expense paid as a percent of ending reserves	1.0%	1.5%	2.7%	4.5%	7.7%	3.4%	6.7%	6.9%

Environmental claims
Beginning reserves	$181	$183	$185	$201	$198	$195	$232	$194
Incurred claims and claims expense	22	-	-	-	18	13	-	63
Claims and claims expense paid	(2)	(2)	(2)	(16)	(15)	(10)	(37)	(25)
Ending reserves	$201	$181	$183	$185	$201	$198	$195	$232

Claims and claims expense paid as a percent of ending reserves	1.0%	1.1%	1.1%	8.6%	7.5%	5.1%	19.0%	10.8%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Investments	$58,155	$57,734	$57,620	$57,373	$59,068	$59,659	$60,484	$58,155	$59,068

Premiums	$291	$291	$287	$305	$287	$286	$312	$869	$885
Contract charges	272	268	266	265	265	261	257	806	783
Net investment income	632	663	687	656	682	694	684	1,982	2,060
Periodic settlements and accruals on non-hedge derivative instruments	15	15	15	16	18	19	17	45	54
Contract benefits	(453)	(462)	(439)	(430)	(455)	(422)	(454)	(1,354)	(1,331)
Interest credited to contractholder funds	(357)	(362)	(368)	(385)	(395)	(412)	(425)	(1,087)	(1,232)
Amortization of deferred policy acquisition costs	(117)	(76)	(86)	(78)	(83)	(87)	(95)	(279)	(265)
Operating costs and expenses	(147)	(135)	(142)	(159)	(129)	(135)	(132)	(424)	(396)
Restructuring and related charges	-	-	-	(3)	-	-	2	-	2
Income tax expense on operations	(39)	(64)	(70)	(57)	(61)	(69)	(53)	(173)	(183)

Operating income	97	138	150	130	129	135	113	385	377

Realized capital gains and losses, after-tax	(36)	5	(14)	43	142	40	25	(45)	207
Valuation changes on embedded derivatives that are not hedged, after-tax	97	(3)	(6)	(13)	(4)	(3)	8	88	1
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(28)	-	(10)	(16)	(65)	(5)	(22)	(38)	(92)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	4	-	-	-	-	-	3	4	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(9)	(10)	(10)	(10)	(12)	(11)	(12)	(29)	(35)
Gain (loss) on disposition of operations, after-tax	6	2	2	1	2	5	(13)	10	(6)

Net income	$131	$132	$112	$135	$192	$161	$102	$375	$455

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2011	2011	2011	2011
Return on Attributed Equity

Numerator:

Net income (1)	$510	$571	$600	$590	$527	$417	$141

Denominator:

Beginning attributed equity (2)	$7,044	$6,868	$6,568	$6,385	$6,450	$5,895	$5,510
Ending attributed equity	8,291	7,737	7,475	7,230	7,044	6,868	6,568

Average attributed equity (3)	$7,668	$7,303	$7,022	$6,808	$6,747	$6,382	$6,039

Return on attributed equity	6.7%	7.8%	8.5%	8.7%	7.8%	6.5%	2.3%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$515	$547	$544	$507	$472	$447	$426

Denominator:

Beginning attributed equity	$7,044	$6,868	$6,568	$6,385	$6,450	$5,895	$5,510
Unrealized net capital gains and losses	776	792	656	548	685	183	(316)
Adjusted beginning attributed equity	6,268	6,076	5,912	5,837	5,765	5,712	5,826

Ending attributed equity	8,291	7,737	7,475	7,230	7,044	6,868	6,568
Unrealized net capital gains and losses	1,666	1,240	1,073	842	776	792	656
Adjusted ending attributed equity	6,625	6,497	6,402	6,388	6,268	6,076	5,912

Average adjusted attributed equity (3)	$6,447	$6,287	$6,157	$6,113	$6,017	$5,894	$5,869

Operating income return on attributed equity	8.0%	8.7%	8.8%	8.3%	7.8%	7.6%	7.3%

(1)               Net income and operating income reflect a trailing twelve-month period.

(2)               Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for American Heritage Life Investment Corporation, and the equity for Allstate Bank. Allstate Bank’s equity is zero beginning March 31, 2012.

(3)               Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$117	$117	$113	$113	$111	$109	$108	$347	$328
Accident and health insurance premiums	164	160	162	160	160	162	161	486	483
Interest-sensitive life insurance contract charges	267	263	260	256	258	253	248	790	759
	548	540	535	529	529	524	517	1,623	1,570
Annuities
Immediate annuities with life contingencies premiums	10	14	12	32	16	15	43	36	74
Other fixed annuity contract charges	5	5	6	9	7	8	9	16	24
	15	19	18	41	23	23	52	52	98
Total	$563	$559	$553	$570	$552	$547	$569	$1,675	$1,668

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$261	$272	$266	$264	$260	$256	$251	$799	$767
Workplace enrolling agents	174	170	170	171	171	169	168	514	508
Other	128	117	117	135	121	122	150	362	393
Total	$563	$559	$553	$570	$552	$547	$569	$1,675	$1,668

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(2)

Allstate agencies (1)	32,076	30,544	29,714	45,053	30,006	29,794	25,709	92,334	85,509
Other	766	780	876	812	885	931	981	2,422	2,797
Total	32,842	31,324	30,590	45,865	30,891	30,725	26,690	94,756	88,306

(1)         Includes products directly sold through call centers and internet.

(2)         Excludes Allstate Benefits and non-proprietary products.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Beginning balance	$40,832	$41,603	$42,332	$43,776	$45,078	$46,834	$48,195	$42,332	$48,195

Deposits
Fixed annuities	272	185	153	228	133	142	164	610	439
Interest-sensitive life insurance	323	335	332	324	320	316	330	990	966
Bank deposits	-	-	-	19	33	97	212	-	342
Total deposits	595	520	485	571	486	555	706	1,600	1,747

Interest credited	213	369	379	406	400	413	410	961	1,223

Maturities, benefits, withdrawals and other adjustments
Maturities of and interest payments on institutional products	(1)	(88)	(1)	(48)	(26)	(306)	(487)	(90)	(819)
Benefits	(341)	(331)	(357)	(326)	(396)	(367)	(372)	(1,029)	(1,135)
Surrenders and partial withdrawals	(941)	(949)	(943)	(1,052)	(1,351)	(1,513)	(1,019)	(2,833)	(3,883)
Bank withdrawals	-	-	-	(817)	(162)	(210)	(274)	-	(646)
Contract charges	(264)	(266)	(264)	(265)	(257)	(255)	(251)	(794)	(763)
Net transfers from separate accounts	3	2	2	3	3	3	3	7	9
Fair value hedge adjustments for institutional products	-	-	-	-	-	-	(34)	-	(34)
Other adjustments	14	(28)	(30)	84	1	(76)	(43)	(44)	(118)
Total maturities, benefits, withdrawals and other adjustments	(1,530)	(1,660)	(1,593)	(2,421)	(2,188)	(2,724)	(2,477)	(4,783)	(7,389)

Ending balance	$40,110	$40,832	$41,603	$42,332	$43,776	$45,078	$46,834	$40,110	$43,776

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Benefit spread
Premiums	$291	$291	$287	$305	$287	$286	$312	$869	$885
Cost of insurance contract charges (1)	180	173	170	168	167	162	162	523	491
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(318)	(326)	(305)	(294)	(320)	(287)	(319)	(949)	(926)
Total benefit spread	153	138	152	179	134	161	155	443	450

Investment spread
Net investment income	632	663	687	656	682	694	684	1,982	2,060
Implied interest on immediate annuities with life contingencies (2)	(135)	(136)	(134)	(136)	(135)	(135)	(135)	(405)	(405)
Interest credited to contractholder funds	(215)	(366)	(378)	(405)	(405)	(417)	(418)	(959)	(1,240)
Total investment spread	282	161	175	115	142	142	131	618	415

Surrender charges and contract maintenance expense fees (1)	92	95	96	97	98	99	95	283	292
Realized capital gains and losses	(56)	8	(21)	68	219	62	39	(69)	320
Amortization of deferred policy acquisition costs	(146)	(77)	(101)	(101)	(180)	(93)	(120)	(324)	(393)
Operating costs and expenses	(147)	(135)	(142)	(159)	(129)	(135)	(132)	(424)	(396)
Restructuring and related charges	-	-	-	(3)	-	-	2	-	2
Gain (loss) on disposition of operations	9	3	3	2	4	7	(20)	15	(9)
Income tax expense	(56)	(61)	(50)	(63)	(96)	(82)	(48)	(167)	(226)

Net income	$131	$132	$112	$135	$192	$161	$102	$375	$455

Benefit spread by product group
Life insurance	$90	$87	$91	$74	$90	$98	$93	$268	$281
Accident and health insurance	76	72	73	114	70	71	74	221	215
Annuities	(13)	(21)	(12)	(9)	(26)	(8)	(12)	(46)	(46)
Total benefit spread	$153	$138	$152	$179	$134	$161	$155	$443	$450

Investment spread by product group
Annuities and institutional products	$39	$71	$97	$43	$54	$55	$36	$207	$145
Life insurance	23	20	18	12	17	14	11	61	42
Allstate Bank products	-	-	-	2	6	6	8	-	20
Accident and health insurance	7	6	6	5	4	5	5	19	14
Net investment income on investments supporting capital	64	68	64	73	67	66	59	196	192
Investment spread before valuation changes on embedded derivatives that are not hedged	133	165	185	135	148	146	119	483	413
Valuation changes on derivatives embedded in equity- indexed annuity contracts that are not hedged	149	(4)	(10)	(20)	(6)	(4)	12	135	2
Total investment spread	$282	$161	$175	$115	$142	$142	$131	$618	$415

(1) Reconciliation of contract charges
Cost of insurance contract charges	$180	$173	$170	$168	$167	$162	$162	$523	$491
Surrender charges and contract maintenance expense fees	92	95	96	97	98	99	95	283	292
Total contract charges	$272	$268	$266	$265	$265	$261	$257	$806	$783

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(318)	$(326)	$(305)	$(294)	$(320)	$(287)	$(319)	$(949)	$(926)
Implied interest on immediate annuities with life contingencies	(135)	(136)	(134)	(136)	(135)	(135)	(135)	(405)	(405)
Total contract benefits	$(453)	$(462)	$(439)	$(430)	$(455)	$(422)	$(454)	$(1,354)	$(1,331)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended September 30, 2012			Three months ended September 30, 2011

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.3%	4.0%	1.3%	5.4%	4.1%	1.3%
Deferred fixed annuities and institutional products	4.6	3.2	1.4	4.7	3.3	1.4
Immediate fixed annuities with and without life contingencies	6.1	6.1	-	6.4	6.2	0.2
Investments supporting capital, traditional life and other products	3.8	n/a	n/a	3.8	n/a	n/a

	Nine months ended September 30, 2012			Nine months ended September 30, 2011

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.2%	4.0%	1.2%	5.5%	4.2%	1.3%
Deferred fixed annuities and institutional products	4.6	3.2	1.4	4.6	3.3	1.3
Immediate fixed annuities with and without life contingencies	6.9	6.1	0.8	6.3	6.2	0.1
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	3.7	n/a	n/a

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of September 30, 2012		Twelve months ended September 30, 2012	Twelve months ended
				Sept.	June	March	Dec.
		Attributed equity		2012	2012	2012	2011
	Reserves and	excluding unrealized	Operating	Operating income return
	Contractholder funds	capital gains/losses (3)(4)	income (5)	on attributed equity (%)
Underwritten products
Life insurance	$14,238	$2,559	$221	9.0%	10.8%	11.3%	11.2%
Accident and health insurance	1,982	632	102	16.6	16.3	15.9	16.2
Sub-total	16,220	3,191	323	10.6	11.9	12.2	12.3
Annuities and institutional and bank products:
Deferred Annuities	23,308	1,950	182	9.1	9.2	9.2	9.2
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,192	952	(6)	(0.7)	(0.7)	(1.0)	(2.9)
Standard structured settlements and SPIA (2)	8,394	474	21	5.3	5.3	5.7	(0.3)
Sub-total	13,586	1,426	15	1.1	1.1	0.9	(2.2)
Institutional products	1,896	58	(4)
Bank	-	-	(1)
Sub-total	38,790	3,434	192	5.7	5.9	5.9	4.9
Total Allstate Financial	$55,010	$6,625	$515	8.0	8.7	8.8	8.3

	Nine months ended September 30, 2012
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$165	$61	$159	$385
Realized capital gains and losses, after-tax	-	1	(46)	(45)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	88	88
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(7)	-	(31)	(38)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	4	-	-	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	(30)	(29)
Gain on disposition of operations, after-tax	2	-	8	10
Net income	$165	$62	$148	$375

(1)

Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)

Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)

Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for American Heritage Life Investment Corporation, and the equity for Allstate Bank. Allstate Bank’s equity is zero beginning March 31, 2012.

(4)

Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from average statutory capital over the prior four quarters. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)	Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2012	2012	2012	2011	2011	2011	2011	2012	2011

Net investment income	$9	$11	$11	$10	$14	$16	$14	$31	$44
Operating costs and expenses	(90)	(107)	(86)	(88)	(116)	(98)	(91)	(283)	(305)
Income tax benefit on operations	34	33	34	29	31	32	31	101	94

Operating loss	(47)	(63)	(41)	(49)	(71)	(50)	(46)	(151)	(167)

Business combination expenses, after-tax	-	-	-	(10)	-	-	-	-	-
Realized capital gains and losses, after-tax	-	-	-	5	13	2	-	-	15
Net loss	$(47)	$(63)	$(41)	$(54)	$(58)	$(48)	$(46)	$(151)	$(152)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2012	2012	2012	2011	2011	2012	2012	2012	2011	2011

Fixed income securities, at fair value:
Tax-exempt	$8,002	$7,915	$7,634	$8,239	$8,799	$28	$29	$37	$38	$38
Taxable	21,787	21,578	21,272	19,562	18,203	46,317	46,390	46,232	46,252	46,829
Equity securities, at fair value	3,660	3,470	3,636	4,165	3,977	216	211	211	198	180
Mortgage loans	498	494	494	474	377	6,406	6,434	6,673	6,665	6,579
Limited partnership interests	3,106	2,877	2,889	3,055	2,863	1,860	1,806	1,729	1,612	1,508
Short-term, at fair value	756	699	608	451	719	1,320	893	681	645	1,908
Other	200	253	192	52	68	2,008	1,971	2,057	1,963	2,026
Total	$38,009	$37,286	$36,725	$35,998	$35,006	$58,155	$57,734	$57,620	$57,373	$59,068

Fixed income securities, at amortized cost:
Tax-exempt	$7,616	$7,592	$7,350	$7,935	$8,568	$28	$29	$36	$37	$37
Taxable	20,752	20,878	20,742	19,188	17,942	42,495	43,464	43,936	44,259	44,931
Ratio of fair value to amortized cost	105.0%	103.6%	102.9%	102.5%	101.9%	109.0%	106.7%	105.2%	104.5%	104.2%
Equity securities, at cost	$3,271	$3,270	$3,270	$4,044	$4,094	$158	$160	$160	$159	$158
Short-term, at amortized cost	756	699	608	451	719	1,320	893	681	645	1,908

	CORPORATE AND OTHER					CONSOLIDATED

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept 30,
	2012	2012	2012	2011	2011	2012	2012	2012	2011	2011

Fixed income securities, at fair value:
Tax-exempt	$724	$775	$748	$728	$732	$8,754	$8,719	$8,419	$9,005	$9,569
Taxable	871	1,239	1,300	1,294	1,793	68,975	69,207	68,804	67,108	66,825
Equity securities, at fair value	-	-	-	-	-	3,876	3,681	3,847	4,363	4,157
Mortgage loans	-	-	-	-	-	6,904	6,928	7,167	7,139	6,956
Limited partnership interests	8	11	19	30	36	4,974	4,694	4,637	4,697	4,407
Short-term, at fair value	749	275	597	195	890	2,825	1,867	1,886	1,291	3,517
Other	-	-	-	-	-	2,208	2,224	2,249	2,015	2,094
Total	$2,352	$2,300	$2,664	$2,247	$3,451	$98,516	$97,320	$97,009	$95,618	$97,525

Fixed income securities, at amortized cost:
Tax-exempt	$684	$739	$714	$689	$698	$8,328	$8,360	$8,100	$8,661	$9,303
Taxable	857	1,223	1,282	1,271	1,759	64,104	65,565	65,960	64,718	64,632
Ratio of fair value to amortized cost	103.5%	102.7%	102.6%	103.2%	102.8%	107.3%	105.4%	104.3%	103.7%	103.3%
Equity securities, at cost	$-	$-	$-	$-	$-	$3,429	$3,430	$3,430	$4,203	$4,252
Short-term, at amortized cost	749	275	597	195	890	2,825	1,867	1,886	1,291	3,517

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	September 30, 2012			June 30, 2012			March 31, 2012

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$371	$4,772	108.4	$374	$5,246	107.7	$282	$5,541	105.4
Municipal	922	13,970	107.1	805	13,892	106.2	644	13,614	105.0
Corporate	3,810	48,154	108.6	3,025	47,254	106.8	2,512	46,331	105.7
Foreign government	240	2,255	111.9	227	2,169	111.7	195	1,989	110.9
Residential mortgage-backed securities (“RMBS”)	4	3,348	100.1	(212)	3,675	94.5	(231)	3,728	94.2
Commercial mortgage-backed securities (“CMBS”)	(25)	1,530	98.4	(115)	1,716	93.7	(111)	1,753	94.0
Asset-backed securities (“ABS”)	(30)	3,673	99.2	(105)	3,949	97.4	(130)	4,242	97.0
Redeemable preferred stock	5	27	122.7	2	25	108.7	2	25	108.7
Total fixed income securities	5,297	77,729	107.3	4,001	77,926	105.4	3,163	77,223	104.3

Equity securities	447	3,876	113.0	251	3,681	107.3	417	3,847	112.2
Short-term investments	-	2,825	100.0	-	1,867	100.0	-	1,886	100.0
Derivatives	(19)	251	93.0	(16)	187	92.1	(21)	273	92.9
EMA limited partnership interests (2)	6	n/a	n/a	4	n/a	n/a	1	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$5,731	$84,681	107.3	$4,240	$83,661	105.3	$3,560	$83,229	104.5

Amounts recognized for:
Insurance reserves (3)	(876)			(700)			(443)
DAC and DSI (4)	(420)			(352)			(230)
Amounts recognized	(1,296)			(1,052)			(673)
Deferred income taxes	(1,555)			(1,118)			(1,013)
Unrealized net capital gains and losses, after-tax	$2,880			$2,070			$1,874

	December 31, 2011			September 30, 2011			June 30, 2011

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$349	$6,315	105.8	$337	$4,346	108.4	$315	$6,187	105.4
Municipal	607	14,241	104.5	554	14,999	103.8	116	14,673	100.8
Corporate	2,364	43,581	105.7	2,194	44,529	105.2	1,759	42,369	104.3
Foreign government	215	2,081	111.5	192	2,133	109.9	323	3,043	111.9
RMBS	(411)	4,121	90.9	(395)	4,632	92.1	(366)	5,990	94.2
CMBS	(178)	1,784	90.9	(221)	1,824	89.2	(97)	1,986	95.3
ABS	(214)	3,966	94.9	(204)	3,906	95.0	(139)	4,142	96.8
Redeemable preferred stock	2	24	109.1	2	25	108.7	1	24	104.3
Total fixed income securities	2,734	76,113	103.7	2,459	76,394	103.3	1,912	78,414	102.5

Equity securities	160	4,363	103.8	(95)	4,157	97.8	625	4,954	114.4
Short-term investments	-	1,291	100.0	-	3,517	100.0	-	2,536	100.0
Derivatives	(17)	168	90.8	(15)	244	94.2	(36)	348	90.6
EMA limited partnership interests (2)	2	n/a	n/a	7	n/a	n/a	7	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,879	$81,935	103.6	$2,356	$84,312	102.9	$2,508	$86,252	103.0

Amounts recognized for:
Insurance reserves (3)	(594)			(603)			(181)
DAC and DSI (4)	(124)			(109)			(53)
Amounts recognized	(718)			(712)			(234)
Deferred income taxes	(761)			(579)			(799)
Unrealized net capital gains and losses, after-tax	$1,400			$1,065			$1,475

(1)	The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2)

Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income. Fair value and amortized cost are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of September 30, 2012

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$3,516	$3,507	$203	$(64)	$3,646	99.7%	103.7%
Financial services	3,438	3,383	266	(19)	3,630	98.4	105.6
Capital goods	5,236	5,255	478	(16)	5,717	100.4	109.2
Consumer goods (cyclical and non-cyclical)	9,521	9,637	798	(12)	10,423	101.2	109.5
Utilities	7,826	7,837	919	(12)	8,744	100.1	111.7
Transportation	1,959	1,962	212	(10)	2,164	100.2	110.5
Basic industry	2,752	2,764	202	(6)	2,960	100.4	107.6
Communications	3,006	3,005	275	(2)	3,278	100.0	109.0
Technology	2,159	2,187	171	(1)	2,357	101.3	109.2
Energy	3,726	3,770	350	-	4,120	101.2	110.6
Other	1,136	1,037	82	(4)	1,115	91.3	98.2
Total corporate fixed income portfolio	44,275	44,344	3,956	(146)	48,154	100.2	108.8

U.S. government and agencies	4,754	4,401	371	-	4,772	92.6	100.4
Municipal	14,431	13,048	1,083	(161)	13,970	90.4	96.8
Foreign government	2,063	2,015	240	-	2,255	97.7	109.3
RMBS	3,861	3,344	150	(146)	3,348	86.6	86.7
CMBS	1,634	1,555	66	(91)	1,530	95.2	93.6
ABS	3,818	3,703	112	(142)	3,673	97.0	96.2
Redeemable preferred stock	21	22	5	-	27	104.8	128.6
Total fixed income securities	$74,857	$72,432	$5,983	$(686)	$77,729	96.8	103.8

(1)

Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity. These primarily included corporate, U.S. government and agencies, municipal and foreign government zero-coupon securities with par value of $447 million, $947 million, $2.92 billion and $382 million, respectively.

(2)

Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 100.4% for corporates, 101.2% for U.S. government and agencies, 103.0% for municipals and 104.5% for foreign governments. Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 109.0% for corporates, 106.0% for U.S. government and agencies, 110.1% for municipals and 113.5% for foreign governments.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of September 30, 2012

	Aaa		Aa		A		Baa		Ba or lower		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)

U.S. government and agencies	$4,772	$371	$-	$-	$-	$-	$-	$-	$-	$-	$4,772	$371

Municipal
Tax exempt	1,395	54	4,300	240	1,897	135	788	33	374	(36)	8,754	426
Taxable	281	35	2,818	436	1,040	119	371	(5)	103	(10)	4,613	575
Auction rate securities	235	(17)	203	(30)	23	(3)	39	(10)	103	(19)	603	(79)
Sub-total	1,911	72	7,321	646	2,960	251	1,198	18	580	(65)	13,970	922

Corporate
Public	898	79	2,596	206	12,608	1,204	14,413	1,165	3,137	145	33,652	2,799
Privately placed	1,141	74	1,345	113	3,946	378	6,534	406	1,536	40	14,502	1,011
Sub-total	2,039	153	3,941	319	16,554	1,582	20,947	1,571	4,673	185	48,154	3,810

Foreign government	894	124	507	36	450	35	404	45	-	-	2,255	240

RMBS
U.S. government sponsored entities	1,575	73	-	-	-	-	-	-	-	-	1,575	73
Prime residential mortgage-backed securities	128	3	24	1	170	5	22	1	449	29	793	39
Alt-A residential mortgage-backed securities	-	-	8	-	53	3	48	-	420	(15)	529	(12)
Subprime residential mortgage-backed securities	-	-	23	(1)	19	(2)	10	(1)	399	(92)	451	(96)
Sub-total	1,703	76	55	-	242	6	80	-	1,268	(78)	3,348	4

CMBS	848	49	131	5	155	2	178	(14)	218	(67)	1,530	(25)

ABS
Collateralized debt obligations	114	3	711	(1)	254	(37)	171	(32)	138	(30)	1,388	(97)
Consumer and other asset-backed securities	1,166	46	401	8	409	9	294	7	15	(3)	2,285	67
Sub-total	1,280	49	1,112	7	663	(28)	465	(25)	153	(33)	3,673	(30)

Redeemable preferred stock	-	-	1	-	-	-	26	5	-	-	27	5
Total fixed income securities	$13,447	$894	$13,068	$1,013	$21,024	$1,848	$23,298	$1,600	$6,892	$(58)	$77,729	$5,297

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Sept. 30, 2012	Sept. 30, 2011
NET INVESTMENT INCOME
Fixed income securities	$817	$818	$806	$823	$862	$899	$900	$2,441	$2,661
Equity securities	29	24	21	46	23	34	19	74	76
Mortgage loans	92	92	93	92	91	87	89	277	267
Limited partnership interests (1)	22	107	109	27	33	18	10	238	61
Short-term	2	1	1	1	2	1	2	4	5
Other	33	34	30	31	27	26	11	97	64
Sub-total	995	1,076	1,060	1,020	1,038	1,065	1,031	3,131	3,134
Less: Investment expense	(55)	(50)	(49)	(45)	(44)	(45)	(49)	(154)	(138)
Net investment income	$940	$1,026	$1,011	$975	$994	$1,020	$982	$2,977	$2,996

PRE-TAX YIELDS (2)
Fixed income securities	4.5%	4.4%	4.4%	4.5%	4.6%	4.6%	4.6%	4.4%	4.6%
Equity securities	3.4	2.8	2.2	4.3	2.2	3.3	1.9	2.7	2.4
Mortgage loans	5.4	5.2	5.2	5.2	5.2	5.2	5.4	5.3	5.3
Limited partnership interests	1.8	9.2	9.3	7.4	9.4	5.2	2.8	6.7	5.9
Total portfolio	4.3	4.6	4.6	4.5	4.5	4.5	4.3	4.5	4.4

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(43)	$(49)	$(39)	$(122)	$(190)	$(70)	$(114)	$(131)	$(374)
Change in intent write-downs	(3)	(1)	(44)	(2)	(13)	(16)	(69)	(48)	(98)
Net other-than-temporary impairment losses recognized in earnings	(46)	(50)	(83)	(124)	(203)	(86)	(183)	(179)	(472)
Sales	(24)	70	229	220	692	141	283	275	1,116
Valuation of derivative instruments	-	(10)	11	(9)	(254)	(50)	22	1	(282)
Settlements of derivative instruments	(2)	17	11	(33)	20	(3)	(89)	26	(72)
EMA limited partnership income (1)	-	-	-	32	9	55	63	-	127
Total	$(72)	$27	$168	$86	$264	$57	$96	$123	$417

TOTAL RETURN ON INVESTMENT PORTFOLIO (3)	2.4%	1.8%	2.0%	1.8%	1.1%	2.2%	1.5%	6.3%	4.8%

AVERAGE INVESTMENT BALANCES (in billions) (4)	$92.9	$93.2	$93.1	$93.9	$96.0	$97.4	$98.5	$93.0	$97.3

(1)            Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

(2)            Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.  EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income.

(3)            Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average investment balances.

(4)            Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Sept. 30, 2012	Sept. 30, 2011
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$81	$82	$87	$96	$100	$108	$111	$250	$319
Taxable	194	192	178	170	176	180	169	564	525
Equity securities	28	22	19	44	20	32	18	69	70
Mortgage loans	5	5	6	4	3	1	-	16	4
Limited partnership interests (1) (2)	11	68	41	12	15	7	5	120	27
Short-term	-	1	1	1	1	-	1	2	2
Other	4	3	2	1	-	1	1	9	2
Sub-total	323	373	334	328	315	329	305	1,030	949
Less: Investment expense	(24)	(21)	(21)	(19)	(17)	(19)	(21)	(66)	(57)
Net investment income	$299	$352	$313	$309	$298	$310	$284	$964	$892
Net investment income, after-tax	$220	$254	$232	$233	$225	$236	$219	$706	$680

PRE-TAX YIELDS (3)
Fixed income securities:
Tax-exempt	4.2%	4.4%	4.6%	4.6%	4.6%	4.9%	4.8%	4.4%	4.8%
Equivalent yield for tax-exempt	6.1	6.4	6.7	6.7	6.7	7.1	7.0	6.4	7.0
Taxable	3.7	3.7	3.6	3.7	3.9	3.8	3.6	3.7	3.8
Equity securities	3.3	2.7	2.1	4.3	1.9	3.3	1.9	2.6	2.4
Mortgage loans	4.3	4.2	4.5	4.2	4.5	3.2	6.7	4.3	3.7
Limited partnership interests	1.5	9.5	5.5	6.3	8.8	4.2	2.9	5.4	5.3
Total portfolio	3.6	4.2	3.8	4.0	3.9	4.0	3.7	3.8	3.9

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$8	$(4)	$25	$5	$30	$(16)	$(13)	$29	$1
Taxable	1	15	(5)	28	119	9	(29)	11	99
Equity securities	(14)	13	159	3	(77)	(2)	124	158	45
Limited partnership interests (2)	-	1	11	33	(3)	20	46	12	63
Derivatives and other	(11)	(6)	(1)	(57)	(45)	(19)	(71)	(18)	(135)
Total	$(16)	$19	$189	$12	$24	$(8)	$57	$192	$73

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(31)	$(43)	$(19)	$(54)	$(105)	$(27)	$(64)	$(93)	$(196)
Change in intent write-downs	(2)	(1)	(28)	(1)	(10)	(11)	(27)	(31)	(48)
Net other-than-temporary impairment losses recognized in earnings	(33)	(44)	(47)	(55)	(115)	(38)	(91)	(124)	(244)
Sales	27	60	237	82	186	29	172	324	387
Valuation of derivative instruments	3	1	3	(12)	(56)	(12)	26	7	(42)
Settlements of derivative instruments	(13)	2	(4)	(36)	11	(7)	(95)	(15)	(91)
EMA limited partnership income (2)	-	-	-	33	(2)	20	45	-	63
Total	$(16)	$19	$189	$12	$24	$(8)	$57	$192	$73

AVERAGE INVESTMENT BALANCES (in billions) (4)	$36.1	$35.8	$35.4	$34.9	$34.9	$35.0	$34.7	$35.8	$34.8

(1)            As of September 30, 2012, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.22 billion.

(2)            Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

(3)            Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.  EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income.

(4)            Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Sept. 30, 2012	Sept. 30, 2011

NET INVESTMENT INCOME
Fixed income securities	$532	$534	$531	$546	$572	$596	$607	$1,597	$1,775
Equity securities	1	2	2	2	3	2	1	5	6
Mortgage loans	87	87	87	88	88	86	89	261	263
Limited partnership interests (1) (2)	11	39	67	15	18	11	5	117	34
Short-term	1	-	-	-	1	-	1	1	2
Other	29	29	27	29	26	24	9	85	59
Sub-total	661	691	714	680	708	719	712	2,066	2,139
Less: Investment expense	(29)	(28)	(27)	(24)	(26)	(25)	(28)	(84)	(79)
Net investment income	$632	$663	$687	$656	$682	$694	$684	$1,982	$2,060
Net investment income, after-tax	$420	$437	$455	$431	$448	$455	$449	$1,312	$1,352

PRE-TAX YIELDS (3)
Fixed income securities	4.9%	4.9%	4.8%	4.9%	5.0%	5.0%	5.0%	4.9%	5.0%
Equity securities	4.5	5.2	3.9	4.6	8.0	2.9	3.3	4.5	4.6
Mortgage loans	5.5	5.3	5.2	5.3	5.3	5.2	5.4	5.3	5.3
Limited partnership interests	2.4	8.8	16.0	8.6	10.2	6.3	2.7	8.9	6.5
Total portfolio	4.9	5.0	5.2	4.9	5.0	4.9	4.8	5.0	4.9

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(59)	$(5)	$(49)	$56	$433	$46	$15	$(113)	$494
Equity securities	(1)	-	-	-	-	17	(2)	(1)	15
Mortgage loans	(3)	9	(1)	10	(28)	(3)	(4)	5	(35)
Limited partnership interests (2)	-	2	(1)	(1)	11	30	22	1	63
Derivatives and other	7	2	30	3	(197)	(28)	8	39	(217)
Total	$(56)	$8	$(21)	$68	$219	$62	$39	$(69)	$320

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(12)	$(6)	$(20)	$(68)	$(85)	$(43)	$(50)	$(38)	$(178)
Change in intent write-downs	(1)	-	(16)	(1)	(3)	(5)	(42)	(17)	(50)
Net other-than-temporary impairment losses recognized in earnings	(13)	(6)	(36)	(69)	(88)	(48)	(92)	(55)	(228)
Sales	(51)	10	(8)	130	485	112	111	(49)	708
Valuation of derivative instruments	(3)	(11)	8	3	(198)	(38)	(4)	(6)	(240)
Settlements of derivative instruments	11	15	15	3	9	4	6	41	19
EMA limited partnership income (2)	-	-	-	1	11	32	18	-	61
Total	$(56)	$8	$(21)	$68	$219	$62	$39	$(69)	$320

AVERAGE INVESTMENT BALANCES (in billions) (4)	$54.5	$55.0	$55.3	$56.2	$57.7	$58.8	$60.2	$54.9	$58.9

(1)            As of September 30, 2012, Allstate Financial has commitments to invest in additional limited partnership interests totaling $691 million.

(2)            Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

(3)            Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.  EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income.

(4)            Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

- business combination expenses and the amortization of purchased intangible assets, after-tax,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator.  Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by  unexpected loss development on historical reserves.  Business combination expenses and the amortization of purchased intangible assets primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules, “Property-Liability Results”, “Standard Auto Profitability Measures” and “Homeowners Profitability Measures”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share is the most directly comparable GAAP measure.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned or underwriting margin.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and operating costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.

Effect of business combination expenses and the amortization of purchased intangible assets on the combined and expense ratio is the percentage of business combination expenses and the amortization of purchased intangible assets to premiums earned.